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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HELIOS HIGH YIELD FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Helios High Yield Fund

December 24, 2013

Dear Shareholder:

        We are writing to inform you of the upcoming special meeting of shareholders (the "Meeting") of the Helios High Yield Fund (the "Fund"), to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, on Friday, January 31, 2014, at 8:00 a.m., Eastern time, to vote on nine important proposals affecting the Fund. We are asking shareholders of the Fund to consider and vote on an Agreement and Plan of Redomestication that provides for the reorganization of the Fund from a Massachusetts business trust to a Maryland corporation ("Domicile Change") as well as to separately vote on seven provisions that will be set forth in the charter and bylaws of the newly-formed Maryland corporation ("MD-Fund"). We are also asking shareholders of the Fund to consider and vote on a new investment advisory agreement between the Fund and Brookfield Investment Management Inc. ("New Advisory Agreement").

        As discussed in more detail in the enclosed Proxy Statement, the Board of Trustees (the "Board") of the Fund unanimously approved the proposals, each subject to shareholder approval. In connection with the Domicile Change, the name of the Fund will be changed from "Helios High Yield Fund" to "Helios High Yield Fund Inc."

        The question and answer section that follows discusses the various proposals. The Proxy Statement itself provides greater detail about the proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals, as the Board believes that the proposals are in the best interests of the Fund and its shareholders.

        You may authorize a proxy to vote your shares by returning the enclosed proxy card or you may vote via the Internet. In addition, you may vote in person at the Meeting on January 31, 2014.

        Thank you for your response and for your continued investment in the Fund.

Sincerely,
/s/ KIM G. REDDING Kim G. Redding President of Helios High Yield Fund

IMPORTANT NOTICE TO SHAREHOLDERS OF
HELIOS HIGH YIELD FUND (THE "FUND")

        Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.
Why am I receiving this Proxy Statement?

A.
You are receiving this Proxy Statement in connection with a special meeting of shareholders of the Fund. The following proposals will be considered:

1.
the approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund from a Massachusetts business trust to a Maryland corporation (the "Domicile Change");

2.
the approval of a charter and bylaw provision regarding the vote required to elect a director;

3.
the approval of a charter provision regarding the vote required to remove a director;

4.
the approval of a charter provision regarding the vote required for certain extraordinary transactions;

5.
the approval of a charter provision regarding the vote required for certain amendments to the charter;

6.
the approval of a charter and bylaw provision regarding amendments to the bylaws;

7.
the approval of a bylaw provision regarding a shareholder's right to call a special meeting;

8.
the approval of a bylaw provision regarding advance notice for shareholder nominees for director and other shareholder proposals; and

9.
the approval of a new investment advisory agreement between the Fund and Brookfield Investment Management Inc. (the "New Advisory Agreement").

Proposal Regarding the Domicile Change

Q.
What actions has the Fund's Board of Trustees approved?

A.
The Board of Trustees of the Fund (the "Board" or the "Board of Trustees") has approved the reorganization of the Fund, currently organized as a Massachusetts business trust, into a newly formed Maryland corporation for purposes of changing the Fund's domicile.

Q.
Why has the Fund's Board of Trustees recommended the proposal?

A.
The Board of Trustees believes that the proposed Domicile Change will achieve the following advantages:

•
create potential savings and operating efficiencies by simplifying the administration and oversight of the Fund through increased standardization of organizational documents among the Brookfield family of closed-end funds, all of which except the Fund are organized as Maryland corporations; and

•
create flexibility in conducting its business as a closed-end investment company.

Q.
How will shareholders be impacted by the Domicile Change?

A.
Upon the closing of the Domicile Change, shareholders of the Fund will receive shares of the MD-Fund equal to the number of shares of the Fund that they owned immediately prior to the closing.

Q.
Does the Domicile Change constitute a taxable event for Fund shareholders?

A
No. The Domicile Change is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Domicile Change.

Q.
Will the Fund's portfolio managers change as a result of the Domicile Change?

A.
No. The individuals who are responsible for the day-to-day management of the Fund will continue to manage the Fund after the Domicile Change is completed.

Q.
How does the Board recommend that I vote on the Domicile Change?

A.
After careful consideration, the Board of Trustees has determined that the Domicile Change is in the best interests of the Fund and its shareholders and recommends that you vote FOR the proposal.

Proposals Regarding the Seven Separate Provisions Set Forth in the MD-Fund's Charter and Bylaws

Q.    Can I vote FOR the Domicile Change and AGAINST Proposals 2 - 8?

A.
Yes. If you vote FOR the Domicile Change and AGAINST any of Proposals 2-8, the Fund will be redomesticated and those charter and bylaw provisions discussed in Proposals 2-8 that are not approved will not change, to the extent permitted under Maryland law. However, if the Domicile Change is not approved by shareholders (and any or all of Proposals 2-8 are approved), then Proposals 2-8 will not take effect.

Q.
How does the Board recommend that I vote on the seven provisions set forth in the MD-Fund's charter and bylaws?

A.
After careful consideration, the Board of Trustees has determined that the seven provisions are in the best interests of the Fund and its shareholders and recommends that you vote FOR each proposal.

Proposal Regarding the New Advisory Agreement

Q.
What changes are being made to the New Advisory Agreement as compared to the Current Advisory Agreement?

A.
Currently, the Fund has an Investment Management and Administration Agreement (the "Current Advisory Agreement") with Brookfield Investment Management Inc. (the "Adviser") pursuant to which the Adviser serves as the investment adviser and administrator to the Fund. The Current Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Fund has also entered into a shareholder servicing agreement with the Adviser (the "Shareholder Servicing Agreement"), whereby the Adviser acts as the shareholder servicing agent to the Fund. As compensation for its services under the Shareholder Servicing Agreement, the Fund has agreed to pay the Adviser a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage); however, the Adviser has contractually agreed to reduce the 0.10% shareholder servicing fee to an annualized rate of 0.02% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) until June 30, 2014. The Adviser has no obligation to continue the shareholder servicing fee waiver after that time.

  The Adviser has proposed that the investment management services and administration services provided to the Fund be separated into two agreements in order to bring them in line with the format in place for the other closed-end funds in the Brookfield fund complex. The Adviser has recommended, and the Board has approved, subject to shareholder approval, the New Advisory Agreement between the Fund and the Adviser, pursuant to which the Adviser will serve as the investment adviser to the Fund. The Board has also approved a separate administration agreement between the Fund and the Adviser (the "Administration Agreement") pursuant to which the Adviser will serve as administrator to the Fund, subject to shareholder approval of the New Advisory Agreement. The New Advisory Agreement provides that the Fund pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The services to be provided under the New Advisory Agreement are substantially similar to those provided under the Current Advisory Agreement, except that the Adviser will not provide administrative services to the Fund under the New Advisory Agreement. Instead, administrative services will be provided separately under the Administration Agreement, which does not require approval by Fund shareholders. The New Advisory Agreement will not affect the Fund's investment objectives or strategies and will not affect the Adviser's responsibilities in making investment decisions for the Fund's portfolio. As administrator to the Fund, the Adviser will provide all of the administrative services currently provided under the Current Advisory Agreement, as well as the services currently provided under the Shareholder Servicing Agreement. Accordingly, if the New Advisory Agreement is approved by shareholders, the Shareholder Servicing Agreement will be terminated. Under the Administration Agreement, the Fund will pay a fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Adviser has agreed, however, to waive 0.08% from the 0.15% administration fee until June 30, 2014. The Adviser has no obligation to continue the administration fee waiver after that time.

Q.
Will I be paying more to invest in the Fund as a result of the New Advisory Agreement?

A.
Under the Current Advisory Agreement, the Fund pays the Adviser a fee of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of both advisory and administrative services. Under the New Advisory Agreement, the Fund pays the Adviser a fee of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of advisory services only. Therefore, there will be a 0.05% decrease in the advisory fee paid by the Fund. However, as discussed above, upon approval of the New Advisory Agreement by shareholders, the Administration Agreement will take effect, whereby the Fund will pay the Adviser a fee of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of administration services. Such administration services will include the administration services currently provided by the Adviser under the Current Advisory Agreement as well as the provision of the services provided under the Shareholder Servicing Agreement. These administration services include, among other things, furnishing, without cost to the Fund, such office space, equipment, facilities and personnel as needed in connection with the Fund's operations; supervising the preparation and filing of all documents required for compliance by the Fund with the federal and state securities laws; monitoring and reporting on compliance by the Fund with its investment policies and restrictions; furnishing clerical and bookkeeping services as needed by the Fund in connection with its operation (including establishing appropriate expense accruals, maintaining expense files and coordinating payment of invoices); maintaining such books and records required by the 1940 Act not otherwise required to be maintained by another agent of the Fund; assisting in the preparation and distribution of annual and other reports to shareholders of the Fund; supervising the preparation and filing of any federal, state and local income tax returns; preparing for meetings of the Trustees and shareholders; permitting its directors, officers and employees to serve, without compensation from the Fund, as Trustees or officers of the Fund;

  overseeing the determination and publication of the Fund's net asset value per share in accordance with the Fund's policies, and overseeing relations with, and the performance of, agents engaged by the Fund, such as its transfer agent, accounting services agent, custodian, independent accountants and legal counsel. The Adviser has agreed to waive 0.08% of the 0.15% administration fee until June 30, 2014. A comparison of the fees currently paid by the Fund to the Adviser pursuant to the Current Advisory Agreement and Shareholder Servicing Agreement and those fees to be paid by the Fund to the Adviser pursuant to the New Advisory Agreement and Administration Agreement is set forth in the table below.

	Fees Paid by the Fund to the Adviser pursuant to the Current Advisory Agreement and Shareholder Servicing Agreement	Fees Paid by the Fund to the Adviser pursuant to the New Advisory Agreement and Administration Agreement
Advisory Fee	0.70% (includes advisory and administrative services)	0.65% (for advisory services only)
Administration Fee	n/a	0.15%
Shareholder Servicing Fee	0.10%	n/a
Total Fees Paid to Adviser	0.80%	0.80%
Contractual Waiver through June 30, 2014	0.08% under the Shareholder Servicing Agreement	0.08% under the Administration Agreement
Net Fees Paid to Adviser until June 30, 2014	0.72%	0.72%

        Therefore, the implementation of the New Advisory Agreement and the separate Administration Agreement is not expected to result in any change in the net fees paid by Fund shareholders to the Adviser until at least June 30, 2014. The Adviser has no obligation to continue the administration fee waiver after that time.

Q.
How does the Board recommend that I vote on the New Advisory Agreement?

A.
After careful consideration, the Board of Trustees has determined that the New Advisory Agreement is in the best interests of the Fund and its shareholders and recommends that you vote FOR the proposal.

General

Q.
What if all of the proposals are not approved?

A.
The approval of the proposals are not contingent upon the approval of any other proposal; however if Proposal 1 is not approved by shareholders (and any or all of Proposals 2-8 are approved), then Proposals 2-8 will not take effect. If Proposal 1 is approved and any or all of Proposals 2-8 are not approved, the Fund will be redomesticated and those charter and bylaw provisions discussed in Proposals 2-8 that are not approved will not be implemented, to the extent permitted under Maryland law. If Proposal 1 is approved and Proposal 9 is not approved, then the Fund will be redomesticated and the Current Advisory Agreement will remain in effect. If only Proposal 9 is approved, the Fund will remain organized as a Massachusetts business trust and the New Advisory Agreement and the Administration Agreement will take effect between the Fund, as a Massachusetts business trust, and the Adviser.

Q.
Who will pay for the proposals?

A.
The Fund will pay all expenses related to the proposals. We estimate the proxy solicitation expenses to be approximately $30,000.

Q.
What is the timetable for the implementation of the proposals?

A.
If the shareholder voting and other conditions to closing are satisfied, the proposals are expected to take effect during the first quarter of 2014, or as soon as practicable thereafter.

Q.
Who do I call if I have questions?

A.
If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC, your proxy solicitor, at 1-877-896-3191, weekdays during its business hours of 9 a.m. to 10 p.m., Eastern time. Please have your proxy materials available when you call.

Q.
How do I vote my shares?

A.
You may authorize a proxy to vote by mail or over the Internet:

•
To authorize a proxy to vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•
To authorize a proxy to vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•
You may also attend the meeting and vote in person.

Q.
Will anyone contact me?

A.
You may receive a call from AST Fund Solutions, LLC, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

  Your vote is very important. We encourage you as a shareholder to participate in your Fund's governance by returning your proxy as soon as possible, even if you plan to attend the meeting. If enough shareholders fail to cast their votes, the Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

HELIOS HIGH YIELD FUND
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 24, 2013

To the Shareholder:

        Notice is hereby given that a special meeting of shareholders (the "Meeting") of Helios High Yield Fund, a Massachusetts business trust (the "Fund"), will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Friday, January 31, 2014, at 8:00 a.m., Eastern time, for the following purposes:

  1.
  To consider and vote upon an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Maryland corporation (Proposal 1).

  2.
  To consider and vote upon the approval of a charter and bylaw provision regarding the vote required to elect a director (Proposal 2).

  3.
  To consider and vote upon the approval of a charter provision regarding the vote required to remove a director (Proposal 3).

  4.
  To consider and vote upon the approval of a charter provision regarding the vote required for certain extraordinary transactions (Proposal 4).

  5.
  To consider and vote upon the approval of a charter provision regarding the vote required for certain amendments to the charter (Proposal 5).

  6.
  To consider and vote upon the approval of a charter and bylaw provision regarding amendments to the bylaws (Proposal 6).

  7.
  To consider and vote upon the approval of a bylaw provision regarding a shareholder's right to call a special meeting (Proposal 7).

  8.
  To consider and vote upon the approval of a bylaw provision regarding advance notice for shareholder nominees for director and other shareholder proposals (Proposal 8).

  9.
  To consider and vote upon a new investment advisory agreement between the Fund and Brookfield Investment Management Inc. (Proposal 9).

  10.
  To transact any other business that may properly come before the meeting or any adjournments thereof.

        The Board of Trustees unanimously recommends that you vote FOR each proposal.

        Shareholders of record as of the close of business on December 6, 2013, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card. This is important to ensure a quorum at the Meeting.

        In addition to authorizing your proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet, as follows:

        To vote by the Internet:

  (1)
  Read the Proxy Statement and have the enclosed proxy card at hand.

  (2)
  Go to the website that appears on the enclosed proxy card.

  (3)
  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

        We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Trustees,
/s/ JONATHAN C. TYRAS Jonathan C. Tyras Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2014

        The Fund's Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.brookfieldim.com.

Instructions for Signing Proxy Cards

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

        1.    Individual Accounts.    Sign your name exactly as it appears in the registration on the proxy card.

        2.    Joint Accounts.    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

        3.    All Other Accounts.    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR
SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

HELIOS HIGH YIELD FUND
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

        This Proxy Statement is furnished to shareholders in connection with a solicitation by the Board of Trustees (the "Board" or "Board of Trustees") of Helios High Yield Fund, a Massachusetts business trust (the "Fund"), of proxies to be voted at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, at 8:00 a.m. Eastern Time, on Friday, January 31, 2014 (and at any adjournment thereof). At the Meeting, the shareholders will consider and vote upon the following matters:

  1.
  An Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Maryland corporation (Proposal 1).

  2.
  A charter and bylaw provision regarding the vote required to elect a director (Proposal 2).

  3.
  A charter provision regarding the vote required to remove a director (Proposal 3).

  4.
  A charter provision regarding the vote required for certain extraordinary transactions (Proposal 4).

  5.
  A charter provision regarding the vote required for certain amendments to the charter (Proposal 5).

  6.
  A charter and bylaw provision regarding amendments to the bylaws (Proposal 6).

  7.
  A bylaw provision regarding a shareholder's right to call a special meeting (Proposal 7).

  8.
  A bylaw provision regarding advance notice for shareholder nominees for director and other shareholder proposals (Proposal 8).

  9.
  A new investment advisory agreement between the Fund and Brookfield Investment Management Inc. (Proposal 9).

  10.
  Any other business that may properly come before the meeting or any adjournments thereof.

        The Board of Trustees has fixed the close of business on December 6, 2013, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share held) as of the Record Date.

        This Proxy Statement, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are first being mailed to shareholders on or about December 30, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of beneficial interest of the Fund are listed on the New York Stock Exchange ("NYSE") under the symbol "HHY."

        The shareholders of the Fund do not have appraisal rights for their shares of beneficial interest.

        You should retain this Proxy Statement for future reference, as it sets forth concisely information about the Fund that you should know before voting on the proposals. Additional information about the Fund is available in its annual and semi-annual reports to shareholders. The Fund's most recent annual report to shareholders, which contains audited financial statements for the Fund's most recent fiscal year, and the Fund's most recent semi-annual report to shareholders, have been previously mailed to shareholders and are available on the Fund's website at www.brookfieldim.com. These documents are on file with the U.S. Securities and Exchange Commission ("SEC"). Copies of all these documents are also available upon request without charge by writing to the Fund at Investor Relations, Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, or by calling (855) 777-8001.

        You may also view or obtain these documents from the SEC's Public Reference Room, which is located at 100 F Street, N.E., Washington, DC 20549, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549-1520. You may also inspect reports, proxy material and other information concerning the Fund at the NYSE.

        Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the meeting, please contact the Fund at (855) 777-8001. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting.

PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REDOMESTICATION

On what am I being asked to vote?

        The Fund's shareholders are being asked to approve an Agreement and Plan of Redomestication (a "Plan of Redomestication") providing for the reorganization of the Fund from a Massachusetts business trust into a Maryland corporation ("Domicile Change"). The Domicile Change will be completed pursuant to a Plan of Redomestication that provides for the Fund to transfer all of its assets and liabilities to a newly formed Maryland corporation (the "MD-Fund") whose capital structure will be substantially the same as the Fund's current structure, after which the Fund shareholders will own shares of the MD-Fund, and the Massachusetts business trust will be liquidated and terminated. In connection with the Domicile Change, the name of the Fund will be changed from "Helios High Yield Fund" to "Helios High Yield Fund Inc." The Domicile Change is only a change to the Fund's legal form of organization and domicile and there will be no change to the Fund's investment objectives, investment strategies, investment adviser, portfolio managers, advisory fees, or federal income tax status as a result of the Domicile Change. Please see Proposal 9 for a discussion of the proposal on approval of a new advisory agreement for the Fund, which will result in a change to the Fund's advisory fee, although there is not expected to be any change to the net expenses of the Fund. The approval of Proposal 1 is not contingent upon the approval of any other proposal; however, if Proposal 1 is not approved by shareholders (and any or all of Proposals 2-8 are approved), then Proposals 2-8 will not take effect.

        A form of the Plan of Redomestication is available in Exhibit A. By voting for this Proposal 1, you will be voting to become a stockholder of an investment company organized as a Maryland corporation with portfolio characteristics, investment objectives, strategies, risks, directors, advisory agreement, and other arrangements that are substantially the same as those currently in place for your Fund.

Has the Fund's Board of Trustees approved the Domicile Change?

        Yes. The Fund's Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board of the Fund recommends that shareholders of the Fund vote "FOR" Proposal 1.

What are the reasons for the proposed Domicile Change?

        The Domicile Change will serve to standardize the governing documents of the Fund with the other closed-end funds managed by Brookfield Investment Management Inc. (the "Adviser"). This standardization is expected to streamline the administration of the Fund, which may potentially result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. The Fund also believes that Maryland law is generally favorable to organizing and conducting business as a closed-end fund. Maryland's status as a jurisdiction favorable to closed-end funds is evidenced by the large number of closed-end funds that have chosen to operate as a Maryland corporation.

        The Fund's Board believes that the comprehensive Maryland statutes and the established body of relevant case law in Maryland are more conducive to the operations of a closed-end fund than the laws and policies governing Massachusetts business trusts and they provide the directors and management of a closed-end fund with greater certainty and predictability in managing its affairs.

        The Fund's Board believes that the Fund will benefit in several ways by reorganizing from a Massachusetts business trust to a Maryland corporation:

  •
  upon consummation of the Domicile Change, the MD-Fund will be governed by the Maryland General Corporation Law, which contains provisions conducive to the operations of a closed-end fund;

  •
  Maryland law provides for a statutory standard of conduct for directors and offers additional protections for director and officer indemnification, which should facilitate the Fund's efforts to attract and retain qualified directors and officers;

  •
  Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Fund believes should better protect shareholder interests;

  •
  the fact that many closed-end funds are currently organized under the laws of Maryland has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland closed-end funds than is available to a closed-end fund that is organized as a Massachusetts business trust; and

  •
  being governed by Maryland law will generally conform the Fund's corporate governance to that of other closed-end funds, including with the other funds managed by the Adviser.

        As a result, the Fund's Board of Trustees believes that being incorporated in Maryland and being governed by Maryland law would be in the best interests of the Fund and its shareholders.

What effect will the Domicile Change have on me as a shareholder?

        The Domicile Change will have no direct economic effect on the Fund's investments or the interests of the Fund's shareholders in the Fund. The Fund will have an investment advisory and administration agreement, custodian agreement, transfer agency agreement, and other service provider arrangements that are identical in all material respects to those in place immediately before the Domicile Change. However, please see Proposal 9 for a discussion of the proposal on a new advisory agreement for the Fund. The Fund will continue to be served by the same individuals as directors and officers, and the Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objectives, strategies and risks of the Fund will not change as a result of the Domicile Change. In addition, the Fund's capital structure will be substantially the same as its current capital structure. The shares of beneficial interest of the Fund (shares of common stock upon completion of the Domicile Change) will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Fund's new governing documents will be similar to its current governing documents, but will contain certain material differences. See Exhibit B for a more detailed discussion of the changes.

        Shareholder approval of the Domicile Change will be deemed to constitute approval by shareholders of the current advisory agreement (please, however, see Proposal 9 for a discussion of the proposal on a new advisory agreement for the Fund), as well as a vote for the election of the directors and the ratification of the independent registered public accounting firm, of the MD-Fund. Accordingly, the Plan of Redomestication provides that the sole initial shareholder of the MD-Fund will vote to approve the advisory agreement (which, as noted above, will be identical in all material respects to the Fund's current advisory agreement), to elect the directors of the MD-Fund (which, as noted above, will be the same as the Fund's current Board of Trustees) and to ratify the MD-Fund's independent registered public accounting firm (which, as noted above, will be the same as the Fund's current independent registered public accounting firm) if there is shareholder approval of the Domicile Change.

How do the laws governing the Fund compare?

        After the Domicile Change, the Fund will be a Maryland corporation governed by the Maryland General Corporation Law ("MGCL") and the Fund's charter and bylaws. The MGCL is similar in some respects to the laws governing the Fund's current structure, a Massachusetts business trust, but they differ in certain respects. A Massachusetts business trust, and the rights and obligations of its officers, trustees and shareholders, are governed by the contractual provisions included in its declaration of trust. Chapter 182 of the Massachusetts General Laws applies to business trusts; however, this statute, merely sets forth the procedural or filing obligations of such trusts, not the substantive requirements to which business trusts must conform. Both the Massachusetts business trust law and the MGCL permit a fund's governing documents to contain provisions relating to shareholder rights and removal of trustees/directors, and provide a fund with the ability to amend or restate the fund's governing documents. However, Massachusetts law is silent on many of the salient features of a Massachusetts business trust whereas the MGCL provides guidance and offers a significant amount of operational flexibility to Maryland corporations. The MGCL provides that the stockholders of a Maryland corporation generally are not personally liable for obligations of the corporation. Under Massachusetts law, shareholders are potentially liable for business trust obligations. Although the Fund's declaration of trust contains an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, the Fund believes that shareholders may benefit from the express statutory protections for stockholders of a Maryland corporation. The Fund believes that the guidance and flexibility afforded by the MGCL will benefit the Fund and its shareholders. A more detailed comparison of certain provisions of the MGCL and MA Statute is included in Exhibit B.

How do the new governing documents of the Fund compare to the current governing documents?

        The governing documents of the Fund after the Domicile Change will be similar to its current governing documents, but will contain certain material differences. In general, these changes to the Fund's governing documents are intended to benefit shareholders by streamlining the administration and operation of the Fund to save shareholders money and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of the Fund and to the detriment of its long-term investors. For example, unlike the Fund's current governing documents, the bylaws of the MD-Fund contain (i) advance notice provisions for shareholder nominees for director and other shareholder proposals and (ii) procedural and informational requirements for shareholders requesting a special meeting of shareholders. In addition, the MD-Fund's charter and bylaws require that, in certain situations, an extraordinary transaction must be approved by a higher proportion of the MD-Fund's shareholders than would apply for the Fund's shareholders under the Fund's current governing documents. However, if Proposals 2-8 are not approved, these provisions will not be included in the MD-Fund's charter and bylaws and certain of the intended benefits may not be realized. A more detailed comparison of the current and proposed governing documents of the Fund is included in Exhibit B. In addition, a form of the Articles of Incorporation and Bylaws of the Fund is available in Exhibit C.

Will there be any tax consequences resulting from the Domicile Change?

        The following is a general summary of the material U.S. federal income tax considerations of the Domicile Change and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

        The Domicile Change is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax considerations that are expected to result from the Domicile Change of the Fund are as follows:

  •
  no gain or loss will be recognized by the Fund or the shareholders of the Fund as a result of the Domicile Change;

  •
  no gain or loss will be recognized by the MD-Fund as a result of the Domicile Change;

  •
  the aggregate tax basis of the shares of the MD-Fund to be received by a shareholder of the Fund will be the same as the shareholder's aggregate tax basis of the shares of the Fund; and

  •
  the holding period of the shares of the MD-Fund received by a shareholder of the Fund generally will include the period that a shareholder held the shares of the Fund (provided that such shares of the Fund are capital assets in the hands of such shareholder as of the closing of such Domicile Change).

        Neither the Fund nor the MD-Fund has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Domicile Change. As a condition to closing of the Domicile Change, Paul Hastings LLP will render an opinion to the Fund and MD-Fund as to the foregoing federal income tax consequences of the Domicile Change, which opinion will be conditioned upon, among other things, the accuracy, as of the date of the closing of the Domicile Change, of certain representations of the Fund and MD-Fund upon which Paul Hastings LLP will rely in rendering its opinion. Opinions of counsel are not binding upon the IRS or the courts. If the Domicile Change is consummated but the IRS or the courts determine that the Domicile Change does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Fund would recognize gain or loss on the transfer of its assets to the MD-Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Fund shares and the fair market value of the shares of the MD-Fund it receives.

When is the Domicile Change expected to occur?

        If shareholders of the Fund approve Proposal 1, it is anticipated that such Domicile Change will occur during the first quarter of 2014.

What is the shareholder vote required to approve Proposal 1?

        Shareholder approval of the Plan of Redomestication for the Fund requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

What will happen if shareholders of the Fund do not approve Proposal 1?

        If Proposal 1 is not approved by the Fund's shareholders or if the Domicile Change is for other reasons not able to be completed, then the Fund would not be redomesticated. If Proposal 1 is not approved by shareholders, the Fund's Board will consider other possible courses of action for the Fund.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 1.

 PROPOSAL 2: APPROVAL OF A CHARTER AND BYLAW PROVISION REGARDING THE VOTE REQUIRED TO ELECT A DIRECTOR

        In Proposal 2, the Fund's shareholders are being asked to approve a provision in the MD-Fund's charter and bylaws to provide that each director shall be elected by the affirmative vote of the stockholders entitled to cast a majority of the votes entitled to be cast in the election of directors.

        The form of the MD-Fund's charter and bylaws is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 2 is not approved but the Domicile Change (Proposal 1) is approved, then the vote required to elect a director will remain as it was in the Fund's bylaws to the extent consistent with Maryland law. If Proposal 2 is approved but the Domicile Change is not approved, then Proposal 2 will not take effect.

What is the shareholder vote required to approve Proposal 2?

        Shareholder approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2.

 PROPOSAL 3: APPROVAL OF A CHARTER PROVISION REGARDING THE VOTE REQUIRED TO REMOVE A DIRECTOR

        In Proposal 3, the Fund's shareholders are being asked to approve a provision in the MD-Fund's charter to provide that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

        The form of the MD-Fund's charter is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 3 is not approved but the Domicile Change (Proposal 1) is approved, then this provision will remain as it was in the Fund's Declaration of Trust to the extent consistent with Maryland law. If Proposal 3 is approved but the Domicile Change is not approved, then Proposal 3 will not take effect.*

What is the shareholder vote required to approve Proposal 3?

        Shareholder approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 3.

*
If the Domicile Change is approved by shareholders but Proposal 3 is not approved by shareholders, the provision in the MD-Fund's charter will be modified to mirror the provision as set forth in the Fund's Declaration of Trust with respect to the removal of a director by shareholders only. The Maryland General Corporation Law does not permit the removal of a director by the remaining directors, and thus, the provision in the Fund's Declaration of Trust relating to the removal of a trustee by the remaining trustees cannot be properly included in the MD-Fund's charter.

PROPOSAL 4: APPROVAL OF A CHARTER PROVISION REGARDING THE VOTE REQUIRED FOR CERTAIN EXTRAORDINARY TRANSACTIONS

        In Proposal 4, the Fund's shareholders are being asked to approve a provision in the MD-Fund's charter to provide that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter: (a) amendments to the provisions of the MD-Fund's charter relating to the classification of the board of directors, the power of the board of directors to fix the number of directors and to fill vacancies on the board, the vote required to elect or remove a director, the vote related to extraordinary transactions and the vote to amend those provisions; (b) charter amendments that would convert the MD-Fund from a closed-end company to an open-end company or make the MD-Fund's common stock a redeemable security (within the meaning of the 1940 Act); (c) the liquidation or dissolution of the MD-Fund and charter amendments to effect the liquidation or dissolution of the MD-Fund; and (d) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the MD-Fund's assets that the Maryland General Corporation Law requires be approved by the MD-Fund's shareholders. However, if, in addition to approval by the board of directors, such amendment, proposal or transaction is approved by at least two-thirds of the MD-Fund's continuing directors, the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast will be sufficient to approve such amendment, proposal or transaction.

        The "continuing directors" are defined in the MD-Fund's charter as (i) the MD-Fund's current directors, (ii) directors whose nomination for election by the MD-Fund's shareholders or whose election by the directors to fill vacancies on the board of directors is approved by a majority of the current directors then serving on the board of directors or (iii) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

        The form of the MD-Fund's charter is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 4 is not approved but the Domicile Change (Proposal 1) is approved, then this provision will remain as it was in the Fund's Declaration of Trust to the extent consistent with Maryland law. If Proposal 4 is approved but the Domicile Change is not approved, then Proposal 4 will not take effect.

What is the shareholder vote required to approve Proposal 4?

        Shareholder approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 4.

 PROPOSAL 5: APPROVAL OF A CHARTER PROVISION REGARDING THE VOTE REQUIRED FOR CERTAIN AMENDMENTS TO THE MD-FUND'S CHARTER

        In Proposal 5, the Fund's shareholders are being asked to approve a provision in the MD-Fund's charter to provide that the MD-Fund's charter may be amended only if declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter, except for (a) those amendments to the charter permitted to be made without shareholder approval under Maryland law and by specific provision in the charter and (b) the amendments described under Proposal 4 above.

        The form of the MD-Fund's charter is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 5 is not approved but the Domicile Change (Proposal 1) is approved, then this provision will remain as it was in the Fund's Declaration of Trust to the extent consistent with Maryland law. If Proposal 5 is approved but the Domicile Change is not approved, then Proposal 5 will not take effect.

What is the shareholder vote required to approve Proposal 5?

        Shareholder approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 5.

 PROPOSAL 6: APPROVAL OF A CHARTER AND BYLAW PROVISION REGARDING AMENDMENTS TO THE MD-FUND'S BYLAWS

        In Proposal 6, the Fund's shareholders are being asked to approve a provision in the MD-Fund's charter and bylaws to provide that the Board of Directors of the MD-Fund has the exclusive power to make, alter, amend or repeal the Bylaws.

        The form of the MD-Fund's charter and bylaws is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 6 is not approved but the Domicile Change (Proposal 1) is approved, then this provision will remain as it was in the Fund's bylaws to the extent consistent with Maryland law. If Proposal 6 is approved but the Domicile Change is not approved, then Proposal 6 will not take effect.

What is the shareholder vote required to approve Proposal 6?

        Shareholder approval of Proposal 6 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 6.

 PROPOSAL 7: APPROVAL OF A BYLAW PROVISION REGARDING A SHAREHOLDER'S RIGHT TO CALL A SPECIAL MEETING

        In Proposal 7, the Fund's shareholders are being asked to approve a provision in the MD-Fund's bylaws to provide that, in addition to the right of the board of directors and certain officers to call a special meeting, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders to act on any matter that may properly be considered at a meeting of shareholders must be called by the secretary of the MD-Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

        The form of the MD-Fund's bylaws is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 7 is not approved but the Domicile Change (Proposal 1) is approved, then this provision will remain as it was in the Fund's bylaws to the extent consistent with Maryland law. If Proposal 7 is approved but the Domicile Change is not approved, then Proposal 7 will not take effect.

What is the shareholder vote required to approve Proposal 7?

        Shareholder approval of Proposal 7 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 7.

 PROPOSAL 8: APPROVAL OF A BYLAW PROVISION REGARDING ADVANCE NOTICE

        In Proposal 8, the Fund's shareholders are being asked to approve a provision in the MD-Fund's bylaws to provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as directors and the proposal of other business to be considered by shareholders may be made only: (1) pursuant to the MD-Fund's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a shareholder who is a shareholder of record both at the time of giving the notice required by the MD-Fund's bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominees or on any such other business and who has complied with the advance notice requirements of, and provided the information and other materials required by, the MD-Fund's bylaws. With respect to special meetings of the MD-Fund's shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of shareholders may be made only: (1) by or at the direction of the board of directors or (2) if the special meeting has been called in accordance with the MD-Fund's bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time of giving the notice required by the MD-Fund's bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and who has complied with the advance notice requirements of, and provided the information and other materials required by, the MD-Fund's bylaws.

        The form of the MD-Fund's bylaws is attached hereto as Exhibit C, and the description of this provision is qualified in its entirety by the reference to Exhibit C.

        If Proposal 8 is not approved but the Domicile Change (Proposal 1) is approved, then the bylaws of the MD-Fund will not contain advance notice provisions. If Proposal 8 is approved but the Domicile Change is not approved, then Proposal 8 will not take effect.

What is the shareholder vote required to approve Proposal 8?

        Shareholder approval of Proposal 8 requires the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 8.

PROPOSAL 9: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

        At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc. (the "Adviser"), to become effective during the first quarter of 2014 (the "New Advisory Agreement"). The approval of Proposal 9 is not contingent upon the approval of any other proposal.

        Under the current advisory agreement between the Fund and the Adviser (the "Current Advisory Agreement"), the Adviser serves as the investment adviser and administrator to the Fund. The Current Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Fund has also entered into a shareholder servicing agreement with the Adviser (the "Shareholder Servicing Agreement"), whereby the Adviser acts as the shareholder servicing agent to the Fund. As compensation for its services under the Shareholder Servicing Agreement, the Fund has agreed to pay the Adviser a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage); however, the Adviser has contractually agreed to reduce the 0.10% shareholder servicing fee to an annualized rate of 0.02% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) until June 30, 2014. The Adviser has no obligation to continue the shareholder servicing fee waiver after that time.

        The Adviser has proposed that the investment management services and administration services provided to the Fund be separated into two agreements in order to bring them in line with the format in place for the other closed-end funds in the Brookfield fund complex. The Adviser has recommended, and the Board has approved, subject to shareholder approval, the New Advisory Agreement between the Fund and the Adviser, pursuant to which the Adviser will serve as the investment adviser to the Fund. The Board has also approved a separate administration agreement between the Fund and the Adviser (the "Administration Agreement"), pursuant to which the Adviser will serve as administrator to the Fund, subject to shareholder approval of the New Advisory Agreement. The New Advisory Agreement provides that the Fund pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The services to be provided under the New Advisory Agreement are substantially similar to those provided under the Current Advisory Agreement, except that the Adviser will not provide administrative services to the Fund under the New Advisory Agreement. Instead, administrative services will be provided separately under the Administration Agreement, which does not require approval by Fund shareholders. The New Advisory Agreement will not affect the Fund's investment objectives or strategies and will not affect the Adviser's responsibilities in making investment decisions for the Fund's portfolio. As administrator to the Fund, the Adviser will provide all of the administrative services currently provided under the Current Advisory Agreement, as well as the services currently provided under the Shareholder Servicing Agreement. Accordingly, if the New Advisory Agreement is approved by shareholders, the Shareholder Servicing Agreement will be terminated. Under the Administration Agreement, the Fund will pay a fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Adviser has agreed, however, to waive 0.08% from the 0.15% administration fee until June 30, 2014. The Adviser has no obligation to continue the administration fee waiver after that time.

        Under the Current Advisory Agreement, the Fund pays the Adviser a fee of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of both advisory and administrative services. Under the New Advisory Agreement, the Fund pays the Adviser a fee of 0.65%

of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of advisory services only. Therefore, there will be a 0.05% decrease in the advisory fee paid by the Fund. However, as discussed above, upon approval of the New Advisory Agreement by shareholders, the Administration Agreement will take effect, whereby the Fund will pay the Adviser a fee of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of administration services. Such administration services will include the administration services currently provided by the Adviser under the Current Advisory Agreement as well as the provision of the services provided under the Shareholder Servicing Agreement. The Adviser has agreed to waive 0.08% of the 0.15% administration fee until June 30, 2014. A comparison of the fees currently paid by the Fund to the Adviser pursuant to the Current Advisory Agreement and Shareholder Servicing Agreement and those fees to be paid by the Fund to the Adviser pursuant to the New Advisory Agreement and Administration Agreement is set forth in the table below.

	Fees Paid by the Fund to the Adviser pursuant to the Current Advisory Agreement and Shareholder Servicing Agreement	Fees Paid by the Fund to the Adviser pursuant to the New Advisory Agreement and Administration Agreement
Advisory Fee	0.70% (includes advisory and administrative services)	0.65% (for advisory services only)
Administration Fee	n/a	0.15%
Shareholder Servicing Fee	0.10%	n/a
Total Fees Paid to Adviser	0.80%	0.80%
Contractual Waiver through June 30, 2014	0.08% under the Shareholder Servicing Agreement	0.08% under the Administration Agreement
Net Fees Paid to Adviser until June 30, 2014	0.72%	0.72%

        Therefore, the implementation of the New Advisory Agreement and the separate Administration Agreement is not expected to result in any change in the net fees paid by Fund shareholders to the Adviser until at least June 30, 2014. The Adviser has no obligation to continue the administration fee waiver after that time.

        The Board last approved the Current Advisory Agreement with regard to the Fund on May 21, 2013, as part of its annual review and approval, a discussion of which is contained in the Fund's annual report for the fiscal year ended June 30, 2013 (the "Annual Report"), which is incorporated herein by reference. The Annual Report was previously provided to all shareholders of the Fund on or about August 29, 2013. The Fund will provide to you, without charge, upon written or oral request at the address and telephone numbers on the first page of this Proxy Statement, by first class mail or other equally prompt means within one business day of receipt of such request, an additional copy of the Annual Report. The Current Advisory Agreement was last approved by the Fund's shareholders on August 25, 2009.

Summary of the Advisory Agreement and the New Advisory Agreement

        Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Current Advisory Agreement. The services to be provided under the New Advisory Agreement are substantially similar to those provided under the Current Advisory Agreement, except that the Adviser will not provide administrative services to the Fund under the New Advisory Agreement. Rather, as discussed above, administrative services will be provided separately under the Administration Agreement, which does not require approval by Fund shareholders. As administrator to the Fund, the Adviser will provide all of the administrative services currently provided under the Current Advisory Agreement, as well as the services currently provided under the Shareholder Servicing Agreement. The form of the New Advisory Agreement is attached hereto as Exhibit D, and the description of the New Advisory Agreement is qualified in its entirety by the reference to Exhibit D.

        Duties of the Adviser.    Under the Current Advisory Agreement, subject to the supervision and direction of the Fund's Board, the Adviser provides a continuous investment program for the Fund and, as part of its duties, (i) furnishes investment research and management with respect to the investment of the assets of the Fund; (ii) determines from time to time securities or other investments to be purchased, sold, retained or lent by the Fund; and (iii) maintains all books and records with respect to portfolio transactions of the Fund. Under the New Advisory Agreement, the Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments.

        The Current Advisory Agreement does not authorize the Adviser to delegate any of its responsibilities to one or more investment sub-advisers. The New Advisory Agreement allows for the Adviser to delegate any of its responsibilities to one or more investment sub-advisers; however, shareholder approval would be required for the appointment of any such sub-adviser.

        The Current Advisory Agreement provides that subject to the supervision and direction of the Board of Trustees, the Adviser shall supervise the Fund's business and affairs and shall provide the services required for the effective administration of the Fund to the extent not otherwise provided by employees, agents or contractors of the Fund. These services include: (i) furnishing, without cost to the Fund, such office space, equipment, facilities and personnel as needed in connection with the Fund's operations; (ii) supervising the preparation and filing of all documents required for compliance by the Fund with the federal and state securities laws; (iii) monitoring and reporting on compliance by the Fund with its investment policies and restrictions; (iv) furnishing clerical and bookkeeping services as needed by the Fund in connection with its operation (including establishing appropriate expense accruals, maintaining expense files and coordinating payment of invoices); (v) maintaining such books and records required by the 1940 Act not otherwise required to be maintained by another agent of the Fund; (vi) assisting in the preparation and distribution of annual and other reports to shareholders of the Fund; (vii) supervising the preparation and filing of any federal, state and local income tax returns; (viii) preparing for meetings of the Trustees and shareholders; (ix) permitting its directors, officers and employees to serve, without compensation from the Fund, as Trustees or officers of the Fund; (x) overseeing the determination and publication of the Fund's net asset value per share in accordance with the Fund's policies; and (xi) overseeing relations with, and the performance of, agents engaged by the Fund, such as its transfer agent, accounting services agent, custodian, independent accountants and legal counsel.

        The New Advisory Agreement will not provide for such administrative services to be provided to the Fund by the Adviser; rather, as discussed above, the provision of such administrative services, as well as the services currently provided under the Shareholder Servicing Agreement, will be provided for in the separate Administration Agreement.

        Brokerage.    The Current Advisory Agreement states that the Adviser will place orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the

Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients.

        Under the New Advisory Agreement, the Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will continue to pay the actual brokerage commissions on portfolio transactions. In placing portfolio transactions for the Fund, it is recognized that the Adviser will use commercially reasonable efforts to secure the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any restrictions and guidelines established by the Board, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers. It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. There is no material difference between the New Advisory Agreement and the Current Advisory Agreement with respect to how the Adviser purchases and sells portfolio securities.

        Advisory Fee.    Under the Current Advisory Agreement, the Fund pays the Adviser a fee of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of both advisory and administrative services. Under the New Advisory Agreement, the Fund pays the Adviser a fee of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of advisory services only. Therefore, there will be a 0.05% decrease in the advisory fee paid by the Fund. However, as discussed above, upon approval of the New Advisory Agreement by shareholders, the Administration Agreement will take effect, whereby the Fund will pay the Adviser a fee of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the provision of administration services. Such administration services will include the administration services currently provided by the Adviser under the Current Advisory Agreement as well as the provision of the services provided under the Shareholder Servicing Agreement. The Adviser has agreed to waive 0.08% of the 0.15% administration fee until June 30, 2014. Therefore, when evaluating the fees paid under the Current Advisory Agreement and Shareholder Servicing Agreement to the fees that will be paid under the New Advisory Agreement and Administration Agreement, there is no change until at least June 30, 2014.

        Payment of Fund Expenses.    Under the Current Advisory Agreement, the Adviser shall pay the costs of rendering its services pursuant to the terms of the agreement, other than the costs of securities

(including brokerage commissions, if any) purchased by the Fund. The Fund bears all expenses of its operations not specifically assumed by the Adviser. Expenses borne by the Fund shall include, but are not limited to, (i) organizational and offering expenses and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the custodian, transfer agent and accounting services agent, (iii) costs and expenses of pricing and calculating the net asset value per share for the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; (v) compensation and expenses of Trustees who are not interested persons of the Fund or Adviser; (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) legal, auditing, and accounting fees; (xi) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses. To the extent that the Adviser incurs any costs which are an obligation of the Fund as set forth in the agreement and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

        Under the New Advisory Agreement, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser. Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation: (a) all expenses of organizing the Fund; (b) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described the agreement); (c) the charges and expenses of bookkeeping, accounting and auditors; (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Exchange Act; (e) taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies; (f) expenses relating to the issuance of shares of the Fund; (g) expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (h) expenses involved in registering and maintaining registrations of the Fund and of its shares with the New York Stock Exchange; (i) expenses of shareholders' and directors' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders; (j) expenses of preparing and printing prospectuses; (k) compensation and expenses of directors who are not affiliated with the Adviser; (l) if approved by the Fund's Board of Directors, compensation and expenses of the Fund's chief compliance officer and expenses associated with the Fund's compliance program; (m) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's organization and financial structure and relations with its shareholders, issuance of shares of the Fund and registration and qualification of shares under federal, state and other laws; (n) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting; (o) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Adviser; (p) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund; (q) interest payable on Fund borrowings; (r) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto; (s) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and (t) all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund. There is no material difference between the New Advisory Agreement and the Current Advisory Agreement with respect to the expenses to be borne by the Fund.

        Indemnification.    The Current Advisory Agreement is silent with respect to indemnification of the Adviser by the Fund. The New Advisory Agreement has a clause which specifically states that the Fund indemnifies the Adviser and each of the Adviser's partners, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "Disabling Conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing, the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Fund cannot lawfully waive. Please refer to Section 5 in the form of Advisory Agreement in Exhibit D for further disclosure on the indemnification clause.

        Limitation of Liability.    The Current Advisory Agreement states that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties under the Current Advisory Agreement, the Adviser shall not be subject to liability to the Fund or its shareholders for any act or omission in the course of or in connection with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The New Advisory Agreement states that the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates; provided, however, that no provision of the New Advisory Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "Disabling Conduct") nor shall any provision of the New Advisory Agreement be deemed to protect any Director or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

        Duration and Termination.    Each of the Current Advisory Agreement and New Advisory Agreement provides that after its initial two year term, it will continue in effect from year to year so long as such continuation is approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Fund (as defined under the 1940 Act), and (ii) the vote of a majority of the independent Trustees, with such vote being cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement may be terminated at any time without payment of any penalty (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty days' written notice to the Adviser, or (b) by the Adviser upon ninety days' written notice to the Fund. The New Advisory Agreement may be terminated at any time without payment of any penalty (a) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Adviser, in each case on not more than sixty days' nor less than thirty days' prior written notice to the other party.

        Amendments.    The Current Advisory Agreement may be modified or amended by mutual written agreements of the Fund and Adviser. The New Advisory Agreement provides that no provision may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

        Miscellaneous.    The New Advisory Agreement provides that if the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of sixty days' written notice and such notice as is reasonably practicable before consummating the transaction. The Current Advisory Agreement does not have a similar provision.

Board Approval and Recommendation

        On November 21, 2013, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory Agreement between the Fund and the Adviser. In approving the New Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. At a prior Board meeting, the Board of Trustees considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

        NATURE, EXTENT AND QUALITY OF SERVICES.    The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser's management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.

        INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund's performance with its Morningstar category peers for the 1, 3, 5 and 10 year periods ending April 30, 2013, as well as the year-to-date period. The Board noted that the Fund performed above the median of its Morningstar category peers for the 1, 3 and 10 year, as well as the year-to-date periods, while it performed below the median for the 5 year period. The Board also reviewed updated performance information for the Fund through September 30, 2013, and noted that the Fund outperformed its index for the 1 and 3 year periods, as well as for the period since August 26, 2009, when the Adviser began managing the Fund. Based on the Adviser's explanation of the current market, the Board concluded that the Fund's performance was satisfactory.

        PROFITABILITY.    The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

        MANAGEMENT FEE AND TOTAL EXPENSES.    The Board also placed significant emphasis on the review of the Fund's expenses. The Board compared the advisory fee and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund's total expenses and the Fund's total advisory and administrative fee were higher than the median of the Fund's Morningstar category peer group. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.

        ECONOMIES OF SCALE.    The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

        In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Independent Trustees, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Advisory Agreement; performance of the Fund is satisfactory; and the proposed advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

        After carefully reviewing all of these factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement.

Compensation Paid to Brookfield Investment Management Inc.

        Upon approval of the New Advisory Agreement by Fund shareholders, the investment advisory fee paid by the Fund to the Adviser will decrease from 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) to 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). At the same time, the new Administration Agreement between the Fund and Adviser will take effect at a rate of 0.15% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) and the Shareholder Servicing Agreement would be terminated. The Adviser has agreed to waive 0.08% from the 0.15% administration fee until June 30, 2014.

        The following tables show the current fees being paid by the Fund ("Current Fees") under the Current Advisory Agreement and the pro forma fees that would be paid under the New Advisory Agreement ("Pro Forma Fees"), together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.

	Current Fees	Pro Forma Fees
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None (1)	None (1)
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(2)	1.00%	0.93%
Administration Fees	N/A	0.21% (3)
Interest Payments on Borrowed Funds(4)	0.53%	0.53%
Other Expenses	0.63% (5)	0.49%
Total Annual Fund Operating Expenses	2.16%	2.16%

(1)
You will pay a brokerage commission if you direct the dividend reinvestment plan agent to sell your shares held in a dividend reinvestment account.

(2)
The Adviser currently receives a monthly fee at the annual rate of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Under the New Advisory Agreement, the Adviser will receive a monthly fee at the annual rate of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (4). To derive the annual advisory fee as a percentage of the Fund's net assets (which are the Fund's total assets less all of the Fund's liabilities), the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the fiscal year ended June 30, 2013 were multiplied by the annual advisory fee rate and then divided by the Fund's average net assets for the same period.

(3)
The Adviser has agreed to waive 0.08% of the 0.15% administration fee until June 30, 2014.

(4)
For the fiscal year ended June 30, 2013, the Fund had approximately $30,400,000 in average daily borrowings outstanding under its credit facility (representing approximately 30.0% of the average daily value of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) during such period) at an average annual interest rate of 1.11%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 32.4% of the Fund's total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to its current credit facility. There can be no assurances that the Fund will be able to obtain such level of borrowings (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund's use of leverage will be profitable. The expenses shown under "Interest Payments on Borrowed Funds" in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund's total assets and (ii) not to issue preferred shares or debt securities.

(5)
Includes the 0.10% fee paid under the Shareholder Servicing Agreement. This fee is contractually being waived to 0.02% until June 30, 2014.

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Fees	$219	$240	$253	$290
Pro Forma Fees	$219	$240	$253	$290

        The table below provides a comparison, for the twelve-month period ended June 30, 2013, of (a) the management fees and administration fees under the Current Advisory Agreement paid directly by the Fund to the Adviser to (b) the management fees that would have been paid to the Adviser by the Fund if the New Advisory Agreement had been in effect during that period.

Fund Name	Investment Advisory Fees and Administration Fees Payable under the Current Advisory Agreement	Investment Advisory Fees Payable under the New Advisory Agreement	Percentage Difference
Helios High Yield Fund	$708,828	$658,198	(7.1)%

*
The fees earned by the Adviser under the Shareholder Servicing Agreement for the fiscal year ended June 30, 2013, was $101,261, of which $81,009 was waived. Total fees paid to the Adviser under the Current Advisory Agreement and Shareholder Servicing Agreement for the fiscal year ended June 30, 2013, was $729,080 (includes the 0.08% waiver on the Shareholder Servicing Agreement fee. Under the New Advisory Agreement and the separate Administration Agreement, the total fees would have been $729,080 (includes the 0.08% waiver on the administration fee).

        The table below provides a comparison, for the twelve-month period ended June 30, 2013, of (a) the shareholder servicing fees under the Shareholder Servicing Agreement paid directly by the Fund to the Adviser to (b) the administration fees that would have been paid to the Adviser by the Fund if the new Administration Agreement had been in effect during that period.

Fund Name	Shareholder Servicing Fees Payable under the Shareholder Servicing Agreement		Administration Fees Payable under the Administration Agreement		Percentage Difference
Helios High Yield Fund	$101,261	*	$151,892	**	50%

*
For the fiscal year ended June 30, 2013, $81,261 of the shareholder servicing fee was waived.

**
For the fiscal year ended June 30, 2013, $81,009 of the administration fee would have been waived.

 Information about Brookfield Investment Management Inc.

        The Adviser, an indirectly wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and trustees is Brookfield Place, 250 Vesey Street, 24th Floor, New York, New York 10281-1023. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. As of September 30, 2013, the Adviser and its subsidiaries had over $10 billion in assets under management. The Adviser's clients include individual accounts, trusts, pension plans, foundations, insurance companies, corporations, and other business entities' separate accounts, qualifying investor funds with variable capital, investment companies with variable capital authorized as an undertaking for collective investment in transferable securities, investment companies registered with the SEC under the 1940 Act, and investment companies exempted from the definition of investment company by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, as amended. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

        The Adviser provides advisory services to several other similarly managed registered investment companies at the indicated annual compensation.

Fund Name	Investment Advisory Management Fees		Approximate Net Assets at October 31, 2013
Helios Advantage Income Fund, Inc.	0.65%	(1)	$63.1M
Helios High Income Fund, Inc.	0.65%	(1)	$44.6M
Helios Multi-Sector High Income Fund, Inc.	0.65%	(1)	$50.8M
Helios Strategic Income Fund, Inc.	0.65%	(1)	$42.8M

(1)
Investment advisory management fees are paid at the rate noted above times such Fund's average daily leveraged assets.

Brokerage Commissions

        The Fund paid $3,289 in brokerage commissions on the Fund's securities purchases during the last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

        The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Current Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

        The following table sets forth the principal executive officers and directors of the Adviser, and, if applicable, their position with the Fund. The address of each such person is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Name	Position with the Adviser	Position with the Fund	Principal Occupation (if different than position with Adviser or Fund)
Craig Noble	Chief Executive Officer and Co-Chief Investment Officer	N/A	N/A
Kim G. Redding	Chairman of the Board and Co-Chief Investment Officer	President and Interested Trustee	N/A
Jonathan C. Tyras	Chief Financial Officer and General Counsel	Secretary	N/A

        The table below contains information concerning Trustees and officers of the Fund who are officers, employees or directors of the Adviser. The address of each of them is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kim G. Redding	President and Interested Trustee	President since 2010; Interested Trustee since 2013	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist, Brookfield Asset Management Inc. (July 2013-Present) Chief Executive Officer and Co-Chief Investment Officer (November 2012-July 2013); Chief Executive Officer and Chief Investment Officer of the Adviser (2010-2012); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009-2010); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Director, Brookfield Investment Funds (QIF) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Dana Erikson	Vice President	Since 2009	Vice President of other investment company advised by the Adviser (2009-Present); Senior Portfolio Manager/Managing Director of the Adviser (2006-Present).
Richard Cryan	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (May 2011-present); Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).
Mark Shipley	Vice President	Since 2011
Vice President of several investment companies advised by the Adviser (May 2011-Present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010); Analyst of the Adviser (2006-2010).
Jonathan C. Tyras	Secretary	Since 2008
Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director of the Adviser (2006-2010); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-Present).
Steven M. Pires	Treasurer	Since 2009
Treasurer of several investment companies advised by the Adviser (2009-Present); Vice President of the Adviser (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011).

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Seth Gelman	Chief Compliance Officer ("CCO")	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

What is the shareholder vote required to approve Proposal 9?

        In order for the New Advisory Agreement to be approved, the New Advisory Agreement must be approved by the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 9.

INFORMATION ABOUT THE FUND

General Information and Mailing Address

        The Fund is a closed-end registered management investment company under the 1940 Act, and is currently organized as a Massachusetts business trust. The mailing address of the Fund is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Adviser

        Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, serves as the Fund's investment adviser and administrator.

Outstanding Shares and Share Ownership

        As of the Record Date, there were 6,847,565 shares of beneficial interest outstanding.

        As of the Record Date, the Trustees and officers of the Fund beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of the Fund.

        As of the Record Date, the following persons owned beneficially 5% or more of the shares of the Fund as set forth below:

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership(1)	Percentage of Class Owned(1)
Helios High Yield Fund	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,476,255	21.56%

(1)
The number of shares are those beneficially owned as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

        As of the Record Date, no person owned beneficially 25% or more of the shares of the Fund.

        Since the beginning of the Fund's most recently completed fiscal year, no Trustee has purchased or sold securities of any class issued by the Adviser, which is not publicly traded, or any of its affiliates.

VOTING INFORMATION

How to Vote Your Shares

        You can vote your shares in person at the Meeting, or you can authorize a proxy to vote your shares by mail, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may authorize a proxy to vote your shares.

        If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting or otherwise complete your vote by mail or via the Internet, your "proxy" (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card or otherwise designate your proxy by mail or via the Internet but do not make specific choices, your proxy will vote your shares "FOR" each proposal, in accordance with the recommendations of the Board of the Fund, and in the proxy's discretion on other matters.

About the Proxy Statement and the Meeting

        You are receiving this Proxy Statement because you own shares of the Fund as of the Record Date and have the right to vote on the very important proposals described herein concerning the Fund. This Proxy Statement contains information that shareholders of the Fund should know before voting on the proposals.

        We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments thereof. This Proxy Statement gives you information about the business to be conducted at the Meeting.

        Fund shareholders may vote by appearing in person at the Meeting and following the instructions below; however, you do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or authorize a proxy to vote your shares by following the instructions on the enclosed proxy card to authorize a proxy to vote your shares. Additionally, you may authorize a proxy to vote your shares through a website established for that purpose.

        Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of the Fund on the Record Date was 6,847,565. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

        Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, such as a driver's license, in order to attend the Meeting in person. If your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a "legal proxy" from them in order to attend or vote your shares at the Meeting.

        Proxies will have the authority to vote and act on behalf of shareholders at the Meeting and at any adjournment of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them FOR the proposals, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.

Quorum Requirement and Adjournment

        A quorum of shareholders is necessary to hold a valid shareholder meeting of the Fund. Under the governing documents of the Fund, the holders of a majority of outstanding shares of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum at the Meeting.

        If a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if a quorum is present but the vote required to approve or reject any proposal described herein is not obtained. Proxies in favor of the proposals and abstentions and broker non-votes will be voted for adjournment, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of the Fund's shares then present in person or represented by proxy shall be required to so adjourn the Meeting.

        Abstentions and broker non-votes (described below), if any, are counted as present and will be included for purposes of determining whether a quorum is present for the Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against a proposal because their approval requires the affirmative vote of a percentage of the outstanding shares of the Fund, as opposed to a percentage of votes cast.

        Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. A broker non-vote is a vote that is not cast on a non-routine matter (such as the proposals) because the shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because only non-routine proposals will be voted on at the Meeting, the Fund does not anticipate receiving broker non-votes with respect to the proposals.

        Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

Votes Necessary to Approve the Proposals

        The Fund's Board has unanimously approved the Plan of Redomestication discussed in Proposal 1 and the charter and bylaw provisions discussed in Proposals 2-8. Shareholder approval of each of these proposals for the Fund requires, provided a quorum is present, the affirmative vote of the holders of a majority of the shares of beneficial interest represented in person or by proxy and entitled to vote at the Meeting.

        The Fund's Board has unanimously approved the New Advisory Agreement discussed in Proposal 9. In order for the New Advisory Agreement to be approved, the New Advisory Agreement must be approved by the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Expenses and Proxy Solicitation

        The estimated total cost of the proposals described in this proxy for the Fund, which are to be paid by the Fund, are set forth in the table below.

Fund Name	Estimated Solicitation Cost	Estimated Total Cost	Estimated Total Cost to be Paid by the Fund
Helios High Yield Fund	$30,000	$225,000	$225,000

        The total costs of the proposals include legal counsel fees, expenses related to the printing and mailing of this Proxy Statement, and fees associated with the proxy solicitation.

        The Fund has engaged the services of AST Fund Solutions, LLC (the "Solicitor") to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Fund or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Fund's officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

        Section 16(a) of the Exchange Act requires the Fund's officers and Trustees and persons who own more than ten-percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, Trustees and greater than ten percent Shareholders are required by regulations of the SEC to furnish the Fund with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that during the fiscal year ended June 30, 2013, all filing requirements applicable to the Fund's officers, Trustees and greater than ten-percent beneficial owners were complied with.

OTHER BUSINESS

        The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

        To be considered for inclusion in the Fund's proxy materials for its 2014 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing by June 23, 2014, to the Fund's Secretary, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. Failure to deliver a proposal by this date may result in it not being deemed timely received.

        If the Domicile Change proposal is not approved and you wish to submit a proposal that is not to be included in the Fund's proxy materials for its 2014 annual meeting or nominate a trustee, for your proposal or nomination to be timely in accordance with Exchange Act Rules 14a-5(e)(2) and 14a-4(c)(1), you must submit your proposal or nomination to the Fund's Secretary at the address in the preceding paragraph by June 23, 2014. If the Domicile Change and related proposals are approved, the Secretary of the MD-Fund must receive notice of nominations for election to the MD-Fund's Board of Directors and other matters which shareholders wish to present for action at an annual meeting of shareholders, as well as the information and other materials required by the Bylaws of the MD-Fund, not later than June 23, 2014 and no earlier than May 24, 2014, for such matters to be presented at the 2014 annual meeting of shareholders of the MD-Fund.

HOUSEHOLDING

        The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," could result in extra convenience and cost savings for the Fund and its shareholders. Unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, please call (855) 777-8001, or write to the Fund at Investor Relations, Brookfield

Place, 250 Vesey Street, New York, New York, 10281-1023. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

ADDITIONAL INFORMATION

        The Annual Report for the fiscal year ended June 30, 2013, including the audited financial statements therein, has been filed with the SEC and is incorporated by reference into this Proxy Statement. Copies of the Annual Report are available upon request without charge by writing to the Fund at Investor Relations, Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, or by calling (855) 777-8001.

        You may also view or obtain the Annual Report from the SEC's Public Reference Room, which is located at 100 F. Street, N.E., Washington, DC 20549, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of the Annual Report, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549-1520.

EXHIBIT A

Form of Agreement and Plan of Redomestication

        THIS AGREEMENT AND PLAN OF REDOMESTICATION ("Agreement") is made as of the     day of                , 2014 by and among (i) Helios High Yield Fund, a Massachusetts business trust ("Predecessor Fund") and (ii) Helios High Yield Fund Inc., a Maryland corporation ("Successor Fund").

        This Agreement contemplates a reorganization of the Predecessor Fund from a Massachusetts business trust to a Maryland corporation. This Agreement is intended to be and is adopted as a "plan of reorganization" with respect to the Reorganization (as defined below) within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and is intended to effect the reorganization of the Predecessor Fund as the Successor Fund (such transaction, the "Reorganization"). The Reorganization will include (1) the transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for the assumption by the Successor Fund of all liabilities of the Predecessor Fund and the issuance by the Successor Fund to the Predecessor Fund of shares of common stock, $0.001 par value per share (the "Common Stock") of the Successor Fund, (2) the distribution of the shares of Common Stock to the holders of shares of beneficial interest of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (3) the termination of the Predecessor Fund as soon as practicable after the Closing provided for in Section 3.1, all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

        WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

        WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein; and

        WHEREAS, the Board of Directors of the Successor Fund and the Board of Trustees of the Predecessor Fund (the "Board"), as applicable, has determined that the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization.

        In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1.     TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

1.1
Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Predecessor Fund agrees to transfer all of its Assets (as defined in paragraph 1.2) and to assign and transfer all of its liabilities, debts, obligations, restrictions and duties (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund's Declaration of Trust or otherwise) to the Successor Fund, organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Predecessor Fund. The Successor Fund agrees that in exchange for all of the assets of the Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of the Predecessor Fund, whether contingent or otherwise and (2) the Successor Fund shall issue shares of Common Stock (the "Successor Fund Shares") to the Predecessor Fund. The number of Successor Fund Shares issued by the Successor Fund to the Predecessor Fund will be identical to the number of shares of beneficial interest of the Predecessor Fund (the "Predecessor Fund Shares") outstanding on the Valuation Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 2.1.

1.2
The assets of the Predecessor Fund to be acquired by the Successor Fund ("Assets") shall include all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, and any deferred or prepaid expense shown as an asset on the books of the Predecessor Fund on the Closing Date.

1.3
On the Closing Date the Predecessor Fund will distribute, in complete liquidation, the Successor Fund Shares to each Predecessor Fund shareholder, determined as of the close of business on the Valuation Date, of the Predecessor Fund pro rata in proportion to such shareholder's beneficial interest and in exchange for that shareholder's Predecessor Fund shares. Such distribution will be accomplished by recording on the books of the Successor Fund, in the name of each Predecessor Fund shareholder, the number of Successor Fund Shares representing the pro rata number of Successor Fund Shares received from the Successor Fund which is due to such Predecessor Fund shareholder. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

1.4
At the Closing, any outstanding certificates representing Predecessor Fund Shares will be cancelled. The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such exchange, irrespective of whether Predecessor Fund shareholders hold their Predecessor Fund Shares in certificated form. Ownership of the Successor Fund Shares by the Successor Fund shareholder shall be recorded separately on the books of the Successor Fund's transfer agent.

1.5
The legal existence of the Predecessor Fund shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Predecessor Fund shall not conduct any business except in connection with its liquidation and termination and except as provided in paragraph 1.6 of this Agreement.

1.6
Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the sole stockholder of the Successor Fund, shall (i) elect the Directors of the Successor Fund; (ii) ratify the selection of the Successor Fund's independent auditors; (iii) approve the investment advisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement in effect with respect to the Predecessor Fund immediately prior to the Closing; (iv) approve any other matter for which shareholder approval is required; and (v) implement any actions approved by the shareholders of the Predecessor Fund at a meeting of shareholders scheduled for January 31, 2014 (the "Shareholder Meeting").

2.     VALUATION

2.1
The value of the Predecessor Fund's Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (the "Valuation Date"), using the Predecessor Fund's valuation procedures established by the Predecessor Fund's Board of Trustees.

2.2
The net asset value per share of Successor Fund Shares issued in exchange for the Assets of the Predecessor Fund, shall be equal to the net asset value per share of the Successor Fund Shares on the Closing Date, and the number of such Successor Fund Shares shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.

3.     CLOSING AND CLOSING DATE

3.1
The Reorganization shall close on                , 2014, or such other date as the parties may agree with respect to the Reorganization (the "Closing Date"). All acts taking place at the closing of the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 9:00 a.m., Eastern Time on the Closing Date of the Reorganization unless otherwise agreed to by the parties (the "Closing Time").

3.2
At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

4.1
The Predecessor Fund represents and warrants to the Successor Fund as follows:

4.1.1
At the Closing Date, the Predecessor Fund will have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), provided that the Successor Fund will acquire Assets that are segregated as collateral for the Predecessor Fund's derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

4.1.2
The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Fund and, subject to the approval of the Predecessor Fund's shareholders and the due authorization, execution and delivery of this Agreement by the Successor Fund, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.1.3
No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority ("FINRA") or any stock exchange on which shares of the Predecessor Fund are listed is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and

4.1.4
The Predecessor Fund will have filed with the Securities and Exchange Commission ("SEC") proxy materials, complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the "1940 Act"), and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the Reorganization contemplated herein.

4.2
The Successor Fund represents and warrants to the Predecessor Fund as follows:

4.2.1
At the Closing Time, the Successor Fund will be duly formed as a corporation, validly existing, and in good standing under the laws of the State of Maryland;

4.2.2
The Successor Fund Shares to be issued and delivered to the Predecessor Fund pursuant to the terms of this Agreement will, at the Closing Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the Successor Fund;

  4.2.3
  At the Closing Time, the Successor Fund shall succeed to the Predecessor Fund's registration statement filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as a closed-end management investment company;

  4.2.4
  The Successor Fund was newly formed for the purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, the Successor Fund has not held any assets or engaged in any activity or business, other than such as required to consummate the Reorganization. Immediately prior to the Closing Date, there will be no issued or outstanding stock of the Successor Fund or any other securities issued by the Successor Fund;

  4.2.5
  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Fund, and, subject to the approval of the Predecessor Fund's shareholders and the due authorization, execution and delivery of this Agreement by the Predecessor Fund, this Agreement will constitute a valid and binding obligation of the Successor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

  4.2.6
  No consent, approval, authorization, or order of any court, governmental authority, FINRA or stock exchange on which shares of the Successor Fund are listed is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date);

  4.2.7
  The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date; and

5.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND AND THE SUCCESSOR FUND

  With respect to the Reorganization, the obligations of the Predecessor Fund and the Successor Fund are each subject to the conditions that on or before the Closing Date:

5.1
This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees/Directors of the Predecessor Fund and the Successor Fund and by the requisite vote of the Predecessor Fund's shareholders;

5.2
All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state or District of Columbia securities authorities) and stock exchanges on which shares of the Fund are, or will be, listed in accordance with this Agreement deemed necessary by the Predecessor Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;

5.3
Prior to or at the Closing, the Successor Fund shall enter into or adopt such agreements as are necessary for the Successor Fund's operation as a closed-end investment company and such agreements shall be substantially similar to any corresponding agreement, of the Predecessor Fund; and

5.4
The Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Paul Hastings LLP ("Paul Hastings"), in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.4. In rendering such opinion, Paul Hastings may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

6.     FEES AND EXPENSES

  The Fund will bear its expenses relating to its Reorganization. The Fund will bear these expenses regardless of whether its Reorganization is consummated.

  The Successor Fund and Predecessor Fund represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

7.     TERMINATION

  With respect to the Reorganization, this Agreement may be terminated by the mutual agreement of the Predecessor Fund and the Successor Fund, notwithstanding approval thereof by the shareholders of the Predecessor Fund, at any time prior to Closing, if circumstances should develop that, in such parties' judgment, make proceeding with this Agreement inadvisable.

8.     AMENDMENT

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Predecessor Fund's shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to the Predecessor Fund's shareholders under this Agreement to the detriment of such Predecessor Fund shareholders without their further approval.

9.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

9.1
The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.2
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

9.3
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

9.4
This Agreement shall be binding upon and inure to the benefit of the parties hereto with respect to the Predecessor Fund and Successor Fund, as applicable, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the Predecessor Fund and Successor Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

9.5
It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Predecessor Fund or the Successor Fund as provided in the governing documents of such Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

9.6
The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date.

9.7
Each of the Predecessor Fund and the Successor Fund, after consultation with their respective counsel and by consent of their respective Board of Trustees/Directors or any officer, may waive any condition to its obligations hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Predecessor Fund or the Successor Fund.

10.   NOTICES

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Predecessor Fund and the Successor Fund, each at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, Attention: [        ], fax number                .

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Helios High Yield Fund, a Massachusetts business trust
By:
Name:
Title:
Helios High Yield Fund Inc., a Maryland corporation
By:
Name:
Title:

***

Schedule 5.4

Tax Opinion

(i)
The acquisition by the Successor Fund of all of the Assets of the Predecessor Fund, as provided for in the Agreement, in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution by the Predecessor Fund to its shareholders of the Successor Fund Shares in complete liquidation of the Predecessor Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Predecessor Fund and the Successor Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

(ii)
No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its Assets to, and assumption of its liabilities by, the Successor Fund in exchange solely for Successor Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)
No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the Assets of the Predecessor Fund in exchange solely for the assumption of the liabilities of the Predecessor Fund and issuance of the Successor Fund Shares pursuant to Section 1032(a) of the Code.

(iv)
No gain or loss will be recognized by the Predecessor Fund upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)
The tax basis of the Assets of the Predecessor Fund received by the Successor Fund will be the same as the tax basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)
The holding periods of the Assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which such Assets were held by the Predecessor Fund pursuant to Section 1223(2) of the Code.

(vii)
No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of all of their Predecessor Fund shares solely for the Successor Fund Shares pursuant to Section 354(a) of the Code.

(viii)
The aggregate tax basis of the Successor Fund Shares to be received by each shareholder of the Predecessor Fund will be the same as the aggregate tax basis of Predecessor Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)
The holding period of Successor Fund Shares received by a shareholder of the Predecessor Fund will include the holding period of the Predecessor Fund shares exchanged therefor, provided that the shareholder held Predecessor Fund shares as a capital asset on the Closing Date pursuant to Section 1223(1) of the Code.

(x)
For purposes of Section 381 of the Code, the Successor Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Income Tax Regulations"), the items of the Predecessor Fund described in Section 381(c) of the Code as if there had been no Reorganization.

EXHIBIT B

Comparison of Rights of Shareholders of Helios High Yield Fund and
Stockholders of Helios High Yield Fund Inc.

        The declaration of trust and bylaws of Helios High Yield Fund, a Massachusetts business trust (the "Trust"), and Massachusetts law currently govern the rights of the Trust's shareholders. If the Domicile Change is approved by shareholders and consummated, shareholders of the Trust will become stockholders of Helios High Yield Fund Inc., a Maryland corporation (the "Corporation"), and the rights of stockholders of the Corporation will be governed by Maryland law and the Corporation's charter and bylaws. The following chart compares some of the existing rights of shareholders of the Trust with those of stockholders of the Corporation, as well as the form, governance and other material considerations of such entities. This comparison may not contain all of the information that is important to you and is qualified in its entirety by reference to the applicable governing documents and applicable Massachusetts law and Maryland law. We encourage you to carefully read the charter and the bylaws of the Corporation, copies of which are attached to this proxy statement as Exhibit C.

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Form of Organization, Purpose	The Trust is a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company with its own investment objective.
The principal purpose of the Trust is the investment and reinvestment of funds contributed to the Trust.	The Corporation is a Maryland corporation. The Corporation is registered under the 1940 Act, as a diversified, closed-end management investment company with its own investment objective.
The purposes for which it is formed are to conduct and carry on the business of a closed-end management investment company registered under the 1940 Act, and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland.
Management
The investment manager supervises and assists in the overall management of the Trust's affairs under an investment management and administration agreement with the Trust, subject to the authority of the Trust's board of trustees in accordance with Massachusetts law. The investment manager manages the Trust's investments in accordance with the stated policies of the Trust, subject to the supervision of the board of trustees. The investment manager is responsible for investment decisions, and provides the Trust with portfolio managers who are authorized by the board of trustees to execute purchases and sales of securities.
The business and affairs of the Corporation are managed under the direction of the board of directors. The board of directors approves all significant agreements between the Corporation and the companies that furnish the Corporation with services, including, but not limited to, agreements with the investment adviser, the Corporation's custodian, the Corporation's administrator, and the Corporation's transfer agent. The day-to-day operations of the Corporation are delegated to the investment adviser, subject to the supervision of the board of directors.

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Authorized Shares	The Trust is authorized to issue an unlimited number of transferable shares of beneficial interest, $.001 par value per share, in the Trust, including fractional shares, in the trustees' discretion and without a shareholder vote. The trustees may from time to time divide or combine the Trust's shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust without a shareholder vote.	The Corporation's authorized shares consist of 1,000,000,000 shares, $0.001 par value per share, all of which are initially classified as shares of common stock. Under the Corporation's charter, the board of directors is authorized to classify and reclassify any unissued shares in other classes or series of stock and authorize the issuance of such shares without obtaining stockholder approval. As permitted by the Maryland General Corporation Law (the "MGCL"), the Corporation's charter provides that a majority of the entire board of directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Corporation has authority to issue. Under Maryland law, the board of directors, with the approval of a majority of the board and without shareholder action, may effect a reverse stock split resulting in a combination of shares at a ratio of not more than ten shares into one in any twelve-month period. However, any other stock split (other than a stock split by stock dividend) or reverse stock split will require shareholder approval.
Number and Election of Trustees/ Directors; Structure of the Board
The Trust's board of trustees currently has six members (four of which are independent). The Trust's declaration of trust provides that the number of trustees will be set by the board of trustees. However, the number of trustees may not be less than three nor more than 15.
The Trust's board of trustees is divided into three classes of trustees serving staggered three-year terms. Trustees are elected by a majority shareholder vote at a meeting of shareholders at which a quorum is present.
With regard to the Trust, the term "majority shareholder vote" means the vote of the holders of (a) a majority of shares present and entitled to vote at a meeting of shareholders at which a quorum is present or (b) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders, unless the action requires the approval of a "majority of the outstanding voting securities" under the 1940 Act, in which case the vote specified in the 1940 Act is required.
Upon consummation of the Domicile Change, the Corporation's board of directors will have six members, a majority of which will be independent. The Corporation's charter provides that the number of directors will be set by the board of directors, provided that the number of directors may not be less than three nor more than 15.
The Corporation's board of directors will be divided into three classes of directors serving staggered three-year terms. The Corporation's charter and bylaws provide that directors will be elected by the affirmative vote of a majority of the votes entitled to be cast in the election of directors. Pursuant to the Corporation's charter and bylaws, the board of directors may amend the bylaws from time to time to alter the vote required to elect a director.

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Removal of Trustees/ Directors; Vacancies	The Trust's declaration of trust provides that a trustee may be removed (i) for cause, at any time by written instrument, signed by the remaining trustees (provided that the aggregate number of trustees after such removal may not be less than three) or (ii) by shareholders in accordance with Section 16(c) of the 1940 Act. Accordingly, subject to the Trust's ability to apply to the Commission for an exemption, a trustee may be removed by the vote of holders of record of at least two-thirds of the Trust's outstanding shares of beneficial interest, whether by written consent or at a meeting of shareholders called for that purpose. In addition, the trustees will be required to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee when requested to do so in writing by the record holders of at least ten percent of the outstanding shares and to comply with certain other procedures in connection with the calling of a meeting of shareholders for such purpose.

The Trust's declaration of trust provides that a vacancy on the board of trustees for any reason may be filled by the written consent of a majority of the trustees remaining in office, subject to certain requirements of the 1940 Act.	The Corporation's charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
The Corporation's charter provides that, at such time as the Corporation has at least three independent directors and a class of equity securities registered under the Exchange Act, the Corporation elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL ("Subtitle 8") regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Limitation on Liability and Exculpation
The declaration of trust provides that (i) no trustee, officer, employee or agent of the Trust will be subject to any personal liability to a person in connection with the property or affairs of the Trust, except for that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such person, and all such persons may only look to the property of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust; and (ii) no trustee, officer, employee or agent of the Trust will be liable to the Trust, its shareholders or to any shareholder, trustee, officer, employee or agent thereof for any action or failure to act (including the failure to compel in any way any former or acting trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Corporation's charter contains such a provision that eliminates such liability of its present and former directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the 1940 Act. Under the 1940 Act, the Corporation is prohibited from protecting any of its directors or officers for any liability to the Corporation or its stockholders arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Indemnification	The Trust's declaration of trust requires the trustees to provide for indemnification by the Trust of any person who is, or had been, a trustee, officer, employee or agent of the Trust for all liability and expenses (including attorneys' fees) reasonably incurred or paid by him or her in connection with any actual or threatened claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a trustee, officer, employee or agent and for amounts paid or incurred by him or her in the settlement thereof, in such manner as the trustees may provide in the Trust's bylaws.

The Trust's bylaws provide that the Trust must indemnify any indemnitee, to the fullest extent permitted by law, for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee. However, the Trust may not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of a disabling conduct.
As used in the prior paragraph: (i) the term "indemnitee" means any present or former trustee, officer or employee of the Trust, any present or former trustee, partner, director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing (though whenever conduct by an indemnitee is referred to, the conduct is that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee); (ii) the term "covered proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above; (iii) the term "disabling conduct" means willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question; (iv) the term "covered expenses" means expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and (v) the term "adjudication of liability" means, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.	The MGCL requires the Corporation (unless its charter provides otherwise, which the Corporation's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, however, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

The MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of: (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (b) a written undertaking by the director or officer or on the director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.
Subject to the limitations of the 1940 Act, the Corporation's charter authorizes the Corporation to obligate itself, and its bylaws obligate it, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to: (a) any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or (b) any individual who, while a director or officer of the Corporation and at the Corporation's request, serves or has served another

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
The declaration of trust also provides that the Trust must indemnify each shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder, other than by reason of his or her own wrongful act or omission, and will reimburse such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The bylaws provide that if any shareholder or former shareholder is held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder is entitled out of the Trust estate to be indemnified for all loss and expense arising from such liability. The Trust must, upon request by the shareholder, assume the defense of any such claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.	corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise as a director, officer, partner, manager, managing member or trustee and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. Under the 1940 Act, the Corporation may not indemnify any director or officer for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
The Corporation's charter and bylaws also permit the Corporation to indemnify and advance expenses to any person who served a predecessor of the Corporation in any of the capacities described above and to any employee or agent of the Corporation or a predecessor of the Corporation.
Voting Rights
Shareholders have the right to vote only on certain matters set forth in the Trust's declaration of trust, including, among other things, the election and removal of trustees and with respect to certain extraordinary actions and amendments to the declaration of trust. Each outstanding whole share of beneficial interest in the Trust is entitled to one vote as to any matter on which it is entitled to vote, and each outstanding fractional share is entitled to a proportionate fractional vote on such matter, except that shares held in the treasury of the Trust are not entitled to be voted.
Except as may be provided with respect to any other class or series of the Corporation's stock, including preferred stock, each outstanding share of the Corporation's stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election and removal of directors, and the holders of shares of common stock will possess the exclusive voting power.

Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Extraordinary Transactions	The declaration of trust provides that the following transactions require the affirmative vote or consent of the holders of 66 2/3% of the shares outstanding and entitled to vote (in addition to the vote or consent of the holders of shares otherwise required by law or by the terms of any class or series of preferred stock or any agreement between the Trust and any national securities exchange): (i) the merger or consolidation or statutory share exchange of the Trust with any other corporate entity or partnership; (ii) a sale of all or substantially all of the Trust's assets (other than in the regular course of the Trust's investment activities); (iii) a liquidation or termination of the Trust; (iv) a change in the nature of the business of the Trust so that it would cease to be an investment company registered under the 1940 Act; and (v) the conversion of the Trust to an "open-end investment company," or any amendment to the Trust's declaration of trust that makes its shares a "redeemable security," as such terms are defined in the 1940 Act, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the board of trustees, in which case the affirmative vote of a majority of the Trust's shares is required.

The declaration of trust also provides that the Trust may engage in certain reorganization transactions, including, without limitation, the Domicile Change with the approval of a majority shareholder vote.	Under Maryland law, a Maryland corporation generally may not dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter, unless a greater or lesser percentage (but not less than a majority of the votes entitled to be cast on the matter) is set forth in the corporation's charter. The Corporation's charter generally provides for the approval of these matters by a majority of the votes entitled to be cast on the matter, but also provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter: (a) amendments to the provisions of the Corporation's charter relating to the classification of the board of directors, the power of the board of directors to fix the number of directors and to fill vacancies on the board, the vote required to elect or remove a director, the vote related to extraordinary transactions and the vote to amend those provisions; (b) charter amendments that would convert the Corporation from a closed-end company to an open-end company or make the Corporation's common stock a redeemable security (within the meaning of the 1940 Act); (c) the liquidation or dissolution of the Corporation and charter amendments to effect the liquidation or dissolution of the Corporation; and (d) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Corporation's assets that the MGCL requires be approved by the Corporation's stockholders. However, if, in addition to approval by the board of directors, such amendment, proposal or transaction is approved by at least two-thirds of the Corporation's continuing directors, the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast will be sufficient to approve such amendment, proposal or transaction.

The "continuing directors" are defined in the Corporation's charter as (i) the Corporation's current directors, (ii) directors whose nomination for election by the Corporation's stockholders or whose election by the directors to fill vacancies on the board of directors is approved by a majority of the current directors then serving on the board of directors or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Amendment of Declaration of Trust/Charter and Bylaws	Except with regard to certain amendments to the declaration of trust relating to amendment of the declaration of trust and certain extraordinary transactions (each of which requires the affirmative vote of the same proportion of shares that would be necessary to approve the particular amendment or transaction when the board of trustees has not recommended approval thereof), the declaration of trust may be amended by a majority shareholder vote.

Under the declaration of trust, the board of trustees may make certain amendments to the declaration of trust without the vote or consent of shareholders, including for any purpose that does not adversely affect the rights of any shareholder to which the amendment would apply. However, no amendment to the declaration of trust that would change any rights of shares by reducing the amounts payable thereto upon liquidation or by diminishing or eliminating any voting rights pertaining thereto may be made unless holders of two-thirds of the Trust's outstanding shares that are entitled to vote approve the amendment. The declaration of trust may not be amended to impair the exemption from personal liability of the Trust's shareholders, trustees, officers, employees and agents or permit assessments on shareholders.
The Trust's bylaws may be amended, altered or repealed or new bylaws may be adopted (a) by a majority shareholder vote or (b) by the trustees (unless a shareholder vote would be required or a conflict with the declaration of trust would result).	The Corporation's charter may be amended only if declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, except for (a) those amendments to the charter permitted to be made without stockholder approval under Maryland law and by specific provision in the charter and (b) the amendments described under "Extraordinary Transactions" above.
Pursuant to the Corporation's charter, the board of directors has the power, without stockholder approval, to amend the Corporation's charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that the Corporation is authorized to issue.
The board of directors has the exclusive power to adopt, alter or repeal any provision of the Corporation's bylaws and to make new bylaws.
Action by Written Consent
The Trust's bylaws provide that, except as otherwise provided by law, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote upon the action consent to the action in writing and such consent is filed with the records of the Trust.
Under the MGCL and our charter, any action required or permitted to be taken at any meeting of the holders of the Corporation's common stock entitled to vote generally in the election of directors may be taken without a meeting, if advised by the board of directors, to the extent required by Maryland law, and if a consent, in writing or by electronic transmission, of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation must give notice of any action taken by less than unanimous consent to the Corporation's stockholders in accordance with the MGCL.

Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Meeting of Holders; Right to Call Special Meetings; Advance Notice of Stockholder Nominations for Director and Other Stockholder Proposals	The Trust will hold annual meetings of its shareholders for the election of trustees and the transaction of other business so long as required to do so by the New York Stock Exchange or other exchange or trading system on which the Trust's shares are principally traded.
The Trust's bylaws provide that special meetings of shareholders will be held whenever called by the board of trustees or the chairman of the Trust. Special meetings of shareholders must also be called by the secretary upon the written request of the holders of shares entitled to vote not less than 35% of all the votes entitled to be cast at such meeting. The secretary will inform the requesting shareholders of the reasonable estimated cost of preparing and mailing the notice of the meeting, and, upon payment to the Trust of such costs, the secretary will give notice stating the purpose or purposes of the meeting to all entitled to vote at such meeting.
No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any special meeting of shareholders held during the preceding twelve months.	The Corporation will hold annual meetings of its stockholders for the election of directors and the transaction of other business.
The Corporation's bylaws provide that special meetings of the Corporation's stockholders may be called by the board of directors and certain of the Corporation's officers. The Corporation's bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders to act on any matter that may properly be considered at a meeting of stockholders must be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. The secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation's proxy materials), and the requesting stockholders must pay the estimated cost before the secretary will prepare and mail notice of the special meeting.

The Corporation's bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as directors and the proposal of other business to be considered by stockholders may be made only: (1) pursuant to the Corporation's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by the Corporation's bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominees or on any such other business and who has complied with the advance notice requirements of, and provided the information and other materials required by, the Corporation's bylaws. With respect to special meetings of the Corporation's stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of stockholders may be made only: (1) by or at the direction of the board of directors or (2) if the special meeting has been called in accordance with the Corporation's bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time of giving the notice required by the Corporation's bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and who has complied with the advance notice requirements of, and provided the information and other materials required by, the Corporation's bylaws.

	Helios High Yield Fund Shares of Beneficial Interest	Helios High Yield Fund Inc. Common Stock
Limited Liability	Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. Accordingly, the Trust's declaration of trust expressly disclaims shareholder liability for the acts and obligations of the Trust and provides that (i) no shareholder will be subject to any personal liability whatsoever to any person in connection with the Trust's property or the acts, obligations or affairs of the Trust and (ii) the trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any money or assessment other than that which the shareholder personally agrees to pay in connection with share subscriptions or otherwise.

	The declaration of trust and bylaws provide that the Trust will indemnify each shareholder for any personal liability he or she incurs, as described under "Indemnification" above.	Under Maryland law, the Corporation's stockholders generally are not personally liable for the Corporation's debts or obligations.
Distributions and Dividends
The declaration of trust provides that the trustees of the Trust may distribute ratably among the shareholders such proportion of the net income, earnings, profits, gains, surplus (including paid in surplus), capital or assets of the Trust as the trustees may deem proper.
Dividends and distributions may be paid to the holders of the Corporation's common stock if, as and when authorized by the board of directors and declared by the Corporation out of assets legally available therefor. The timing and amount of any dividends the Corporation pays to holders of its common stock will be at the discretion of the board of directors and will depend upon various factors, including the Corporation's actual and projected results of operations, financial condition, liquidity and business, applicable provisions of the MGCL and the 1940 Act and such other factors as the Corporation's board of directors deems relevant.
Anti-Takeover Provisions
The classification of the Trust's board of trustees into three classes, serving staggered three-year terms, and the power of the trustees to issue unlimited shares of beneficial interest in the Trust without a shareholder vote could have the effect of delaying, deterring or preventing a transaction or a change in the control.
The Corporation's charter and bylaws include certain anti-takeover provisions that could have the effect of delaying, deterring or preventing a transaction or a change in the control, including (i) classification of the board of directors into three classes, serving staggered three-year terms; (ii) the power of the board of directors to classify and reclassify any unissued shares of stock in other classes or series of stock and authorize the issuance of such shares without obtaining stockholder approval; and (iii) advance notice provisions for stockholder nominees for director and other stockholder proposals.
Rights Upon Liquidation and Dissolution/ Termination
Upon the termination of the Trust, after paying or adequately providing for the payment of all liabilities, and upon the receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the Trust's remaining property, in cash, in kind or in some combination thereof, among the Trust's shareholders according to their respective rights.
Upon the Corporation's liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in the Corporation's assets that are legally available for distribution after the payment of all debts and other liabilities and subject to the preferential rights of holders any outstanding preferred stock, if any.
Appraisal Rights	The Trust's shareholders have no appraisal rights.	Holders of the Corporation's common stock have no appraisal rights.

EXHIBIT C

Form of Articles of Incorporation and Bylaws

HELIOS HIGH YIELD FUND INC.

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

ARTICLE I
INCORPORATOR

        The undersigned, [            ], whose address is c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE II
NAME

        The name of the corporation (the "Corporation") is:

Helios High Yield Fund Inc.

ARTICLE III
PURPOSE

        The purposes for which the Corporation is formed are to conduct and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

        The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

ARTICLE V
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

        Section 5.1    Number, Vacancies, Classification and Election of Directors.    The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is initially six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the "Bylaws"), but shall never be less than three nor more than 15. The Corporation may not elect to be subject to Section 3-804(b) of the Maryland General Corporation Law (the "MGCL"). Each director shall have the qualifications, if any, specified in the Bylaws. The name of the directors who shall serve until their successors are duly elected and qualify are:

Heather Goldman
Rodman L. Drake
Kim G. Redding
Louis P. Salvatore
Edward A. Kuczmarski
Stuart A. McFarland

        Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws. The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (defined below), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

        On the first date on which the Corporation has more than one stockholder of record, the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes as determined by the Board of Directors, with a class of directors to hold office initially for a term expiring at the first annual meeting of stockholders subsequent to their election, a class of directors to hold office initially for a term expiring at the second annual meeting of stockholders subsequent to their election, and a class of directors to hold office initially for a term expiring at the third annual meeting of stockholders subsequent to their election, with each director to hold office until her or his successor is duly elected and qualifies. At each annual meeting of the stockholders, commencing with the first annual meeting of stockholders subsequent to the classification of directors, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualify.

        Except as otherwise provided in the Bylaws, each director shall be elected by the affirmative vote of the stockholders entitled to cast a majority of the votes entitled to be cast in the election of directors.

        Section 5.2    Extraordinary Actions.    Except as specifically provided in Section 5.6 (relating to removal of directors), and in Section 7.2 (relating to certain actions and certain amendments to the charter of the Corporation (the "Charter")), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

        Section 5.3    Authorization by Board of Stock Issuance.    The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or Bylaws.

        Section 5.4    Preemptive Rights and Appraisal Rights.    Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock of the Corporation shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

        Section 5.5    Determinations by Board.    The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

        Section 5.6    Removal of Directors.    Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE VI
STOCK

        Section 6.1    Authorized Shares.    The Corporation has authority to issue 1,000,000,000 shares of stock, initially consisting of 1,000,000,000 shares of common stock, $0.001 par value per share ("Common Stock"). The aggregate par value of all authorized shares of stock having par value is $1,000,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article VI, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

        Section 6.2    Common Stock.    Each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

        Section 6.3    Preferred Stock.    The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including preferred stock ("Preferred Stock").

        Section 6.4    Classified or Reclassified Shares.    Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document filed with the SDAT.

        Section 6.5    Inspection of Books and Records.    A stockholder that is otherwise eligible under applicable law to inspect the Corporation's books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

        Section 6.6    Charter and Bylaws.    The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws. The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

        Section 6.7    Stockholders' Consent in Lieu of Meeting.    Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting, if advised by the Board of Directors to the extent required by Maryland law, and if a consent, in writing or by electronic transmission, of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. Not later than ten days after the effective time of any action taken by less than unanimous consent, the Corporation shall give notice of such action to each holder of the class of Common Stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

 ARTICLE VII
AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

        Section 7.1    Amendments Generally.    The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

        Section 7.2    Approval of Certain Extraordinary Actions and Charter Amendments.

          (a)    Required Votes.    The affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

              (i)  Any amendment to the Charter to make the Corporation's Common Stock a "redeemable security" or to convert the Corporation, whether by merger or otherwise, from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act);

             (ii)  The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution;

            (iii)  Any amendment to, or any amendment inconsistent with, the provisions of Section 5.1, Section 5.2, Section 5.6, Section 7.1 or this Section 7.2; and

            (iv)  Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the stockholders of the Corporation;

  provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such proposal, transaction or amendment.

          (b)    Continuing Directors.    "Continuing Directors" means (i) the named directors identified in Section 5.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies on the Board is approved by a majority of the directors identified in Section 5.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

ARTICLE VIII
LIMITATION OF LIABILITY; INDEMNIFICATION
AND ADVANCE OF EXPENSES

        Section 8.1    Limitation of Liability.    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

        Section 8.2    Indemnification and Advance of Expenses.    The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

        Section 8.3    1940 Act.    The provisions of this Article VIII shall be subject to the limitations of the 1940 Act.

        Section 8.4    Amendment or Repeal.    Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this [    ] day of [                      ], 201[  ].

[ ] Incorporator

HELIOS HIGH YIELD FUND INC.

BYLAWS

ARTICLE I
OFFICES

        Section 1.    PRINCIPAL OFFICE.    The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

        Section 2.    ADDITIONAL OFFICES.    The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        Section 1.    PLACE.    All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with the Bylaws and stated in the notice of the meeting.

        Section 2.    ANNUAL MEETING.    An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

        Section 3.    SPECIAL MEETINGS.

          (a)   General. The chairman of the Board, the chief executive officer, the president or the Board of Directors may call a special meeting of the stockholders. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Subject to subsection (b) of this Article II, Section 3, any special meeting shall be held at such place, date and time as may be designated by the chairman of the Board, the chief executive officer, the president or the Board of Directors, whoever shall have called the meeting. In fixing a date for any special meeting, the chairman of the Board, the chief executive officer, the president or the Board of Directors may consider such factors as he, she or it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.

          (b)   Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

          (2)   In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the "Special Meeting Request") signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the "Special Meeting Percentage") shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation's books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

          (3)   The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation's proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

          (4)   In the case of any special meeting called by the secretary upon the request of stockholders (a "Stockholder-Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the "Delivery Date"), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

          (5)   If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation's intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

          (6)   The chairman of the Board, the chief executive officer, the president or the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

          (7)   For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        Section 4.    NOTICE OF MEETINGS.    Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless a stockholder sharing such an address objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

        Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

        Section 5.    ORGANIZATION AND CONDUCT.    Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the Board, if any, or, in the case of a vacancy in the office or absence of the chairman of the Board, by one of the following officers present at the meeting in the following order: the vice chairman of the Board, if any, the chief executive officer, the president, any vice presidents in order of their rank and seniority, the secretary, the treasurer or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or, in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        Section 6.    QUORUM; ADJOURNMENT AND POSTPONEMENT.    The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter of the Corporation (the "Charter"), requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. This section shall not affect any requirement under any statute or the Charter for the vote necessary for the adoption of any measure.

        If, however, such quorum shall not be established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

        The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.

        Section 7.    VOTING.    A majority of the votes entitled to be cast in the election of directors shall be required to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute or by the Charter. Unless otherwise provided by statute or in the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

        Section 8.    PROXIES.    A stockholder may cast the votes entitled to be cast by the holder of the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

        Section 9.    VOTING OF STOCK BY CERTAIN HOLDERS.    Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner, trustee, manager or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or fiduciary may vote stock registered in the name of such person in the capacity as such director or fiduciary, either in person or by proxy.

        Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

        The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

        Section 10.    INSPECTORS.    The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        Section 11.    ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

          (a)   Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

          (2)   For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year's annual meeting (or the preceding year's annual meeting of shareholders of the Corporation's predecessor, in the case of the annual meeting to be held in 2014); provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting (or the preceding year's annual meeting of shareholders of the Corporation's predecessor, in the case of the annual meeting to be held in 2014), in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

          (3)   Such stockholder's notice shall set forth:

              (i)  as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a "Proposed Nominee"),

              (A)  all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and

              (B)  whether such stockholder believes any such Proposed Nominee is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any authorized officer of the Corporation, to make such determination;

             (ii)  as to any business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder's reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

            (iii)  as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

              (A)  the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the "Company Securities"), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person;

              (B)  the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person;

              (C)  whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any other closed-end investment company (a "Peer Group Company") for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person's economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and

              (D)  any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

            (iv)  as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

              (A)  the name and address of such stockholder, as they appear on the Corporation's stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee, and

              (B)  the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

             (v)  to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice; and

            (vi)  a representation by the stockholder giving the notice that such stockholder will be present in person or by proxy at the annual meeting.

          (4)   Such stockholder's notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

          (5)   Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year's annual meeting (or the preceding year's annual meeting of shareholders of the Corporation's predecessor, in the case of the annual meeting to be held in 2014), a stockholder's notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

          (6)   For purposes of this Section 11, "Stockholder Associated Person" of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

          (b)   Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11 shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

          (c)   General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

          (2)   Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

          (3)   For purposes of this Section 11, "the date of the proxy statement" shall have the same meaning as "the date of the company's proxy statement released to shareholders" as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. "Public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

          (4)   Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation's proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

        Section 12.    VOTING BY BALLOT.    Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

ARTICLE III
DIRECTORS

        Section 1.    GENERAL POWERS.    The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

        Section 2.    NUMBER, TENURE AND QUALIFICATIONS.    At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than three nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering written notice of his or her resignation to the Board of Directors, the chairman of the Board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

        Section 3.    ANNUAL AND REGULAR MEETINGS.    An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. Regular meetings of the Board of Directors shall be held from time to time at such places and times as provided by the Board of Directors by resolution, without notice other than such resolution.

        Section 4.    SPECIAL MEETINGS.    Special meetings of the Board of Directors may be called by or at the request of the chairman of the Board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of

Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

        Section 5.    NOTICE.    Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

        Section 6.    QUORUM.    A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

        The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

        Section 7.    VOTING.    The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by statute, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by statute, the Charter or these Bylaws.

        Section 8.    ORGANIZATION.    At each meeting of the Board of Directors, the chairman of the Board or, in the absence of the chairman, the vice chairman of the Board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the Board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

        Section 9.    CHAIRMAN.    The Board of Directors may designate from among its members a chairman and a vice chairman of the Board, who shall not, solely by reason of such designation, be officers of the Corporation but shall have such powers and duties as specified in these Bylaws or determined by the Board of Directors from time to time.

        Section 10.    TELEPHONE MEETINGS.    Subject to the provisions of the Investment Company Act, directors may participate in a meeting by means of a telephone conference or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 11.    WRITTEN CONSENT BY DIRECTORS.    Subject to the provisions of the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each director and is filed with the minutes of proceedings of the Board of Directors.

        Section 12.    VACANCIES.    If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder, if any. Until such time that the Corporation has three independent directors (as defined in Title 3, Subtitle 8 of the Maryland General Corporation Law (the "MGCL"), a majority of the remaining directors, whether or not sufficient to fill a quorum, may fill a vacancy which results from any cause other than an increase in the number of directors. A majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting and until his or her successor is elected and qualifies. Pursuant to the Corporation's election in Article V of the Charter and after such time that the Corporation has three independent directors (as defined in Title 3, Subtitle 8 of the MGCL), except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

        Section 13.    COMPENSATION.    Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting (including telephonic meetings) and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they perform or engage in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 14.    LOSS OF DEPOSITS.    No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

        Section 15.    SURETY BONDS.    Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

        Section 16.    RELIANCE.    Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

        Section 17.    RATIFICATION.    The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders' derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

        Section 18.    EMERGENCY PROVISIONS.    Notwithstanding any other provision in the Charter or these Bylaws, this Section 18 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an "Emergency"). The existence of an Emergency shall be determined by the Board of Directors in its sole and absolute discretion. During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television, electronic media or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV
COMMITTEES

        Section 1.    NUMBER, TENURE AND QUALIFICATIONS.    The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

        Section 2.    POWERS.    The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

        Section 3.    MEETINGS.    Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board of Directors shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

        Section 4.    TELEPHONE MEETINGS.    Members of a committee of the Board of Directors may participate in a meeting by means of a telephone conference or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 5.    CONSENT BY COMMITTEES WITHOUT A MEETING.    Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each member of the committee and is filed with the minutes of proceedings of such committee.

        Section 6.    VACANCIES.    Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of the committee shall have the power to fill any vacancies on the committee.

ARTICLE V
OFFICERS

        Section 1.    GENERAL PROVISIONS.    The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, a chief compliance officer, chief legal officer, chief investment officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

        Section 2.    REMOVAL AND RESIGNATION.    Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the Board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

        Section 3.    VACANCIES.    A vacancy in any office may be filled by the Board of Directors for the balance of the term.

        Section 4.    CHIEF EXECUTIVE OFFICER.    The Board of Directors may designate a chief executive officer. In the absence of such designation, the president shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 5.    CHIEF OPERATING OFFICER.    The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

        Section 6.    CHIEF FINANCIAL OFFICER.    The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

        Section 7.    CHIEF COMPLIANCE OFFICER.    The Board of Directors may designate a chief compliance officer. The chief compliance officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

        Section 8.    PRESIDENT.    In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. In the absence of a designation of a chief executive officer by the Board of Directors, the president shall be the chief executive officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 9.    VICE PRESIDENTS.    In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

        Section 10.    SECRETARY.    The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

        Section 11.    TREASURER.    The treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

        The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, upon request, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

        Section 12.    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.    The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

ARTICLE VI
CONTRACTS, CHECKS AND DEPOSITS

        Section 1.    CONTRACTS.    The Board of Directors or any manager of the Corporation approved by the Board of Directors and acting within the scope of its authority pursuant to a management or advisory agreement with the Corporation may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or a manager or adviser acting within the scope of its authority pursuant to a management or advisory agreement and executed by the chief executive officer, the president or any other person authorized by the Board of Directors or such a manager or adviser.

        Section 2.    CHECKS AND DRAFTS.    All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

        Section 3.    DEPOSITS.    All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII
STOCK

        Section 1.    CERTIFICATES; REQUIRED INFORMATION.    Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

        Section 2.    TRANSFERS.    All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his, her or its attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

        The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

        Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

        Section 3.    REPLACEMENT CERTIFICATE.    Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

        Section 4.    FIXING OF RECORD DATE.    Subject to Article II, Section 3(b) of these Bylaws, in advance, a record date may be set, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, by the chairman of the Board, the president or the Board of Directors, whoever shall have called the meeting. The Board of Directors may set, in advance, the record date for determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

        When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.

        Section 5.    STOCK LEDGER.    The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

        Section 6.    FRACTIONAL STOCK; ISSUANCE OF UNITS.    The Board of Directors may authorize the Corporation to issue fractional stock on such terms and under such conditions as it may determine.

ARTICLE VIII
ACCOUNTING YEAR

        The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX
DISTRIBUTIONS

        Section 1.    AUTHORIZATION.    Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

        Section 2.    CONTINGENCIES.    Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X
SEAL

        Section 1.    SEAL.    The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland," or shall be in such other form as may approved by the Board of Directors The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

        Section 2.    AFFIXING SEAL.    Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI
INDEMNIFICATION AND ADVANCE OF EXPENSES

        To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon the election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Any indemnification or payment or reimbursement of expenses made pursuant to this Article XI shall be subject to applicable requirements of the Investment Company Act.

        Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

 ARTICLE XII
WAIVER OF NOTICE

        Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIII
INSPECTION OF RECORDS

        A stockholder that is otherwise eligible under applicable law to inspect the Corporation's books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

ARTICLE XIV
EXCLUSIVE FORUM FOR CERTAIN LITIGATION

        Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

ARTICLE XV
AMENDMENT OF BYLAWS

        The Board of Directors shall have the exclusive power, at any time, to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

EXHIBIT D

Form of New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of [                    ], 2013, by and between Brookfield Investment Management Inc., a Delaware corporation (the "Adviser"), and Helios High Yield Fund Inc., a Maryland corporation (the "Fund").

        WHEREAS, the Fund is engaged in business as a diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

        NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

        SECTION 1.    Appointment of Adviser.

        The Fund hereby appoints the Adviser to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

        SECTION 2.    Duties of Adviser.

        The Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

          (a)    Investment Program.    The Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Fund's Board of Directors) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Adviser also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Fund's Board of Directors, and to the provisions of the organizational documents of the Fund, the registration statement of the Fund on Form N-2 (the "Registration Statement"), including the Fund's Prospectus and Statement of Additional Information, any public filings made pursuant to the Securities Exchange Act of 1934 or the New York Stock Exchange requirements, including press releases, and the 1940 Act and other applicable law, in each case as from time to time amended and in effect. Subject to the foregoing, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which sub-advisers may be affiliates of the Adviser, subject to the approval of the Board of Directors of the Fund; provided, however, that the Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in this Agreement. The Adviser agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services to the Fund on terms and conditions, including, but not limited to, the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law.

          (b)    Portfolio Transactions.    The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).

        In placing portfolio transactions for the Fund, it is recognized that the Adviser will use commercially reasonable efforts to secure the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Board of Directors, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers. It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

        On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        SECTION 3.    Allocation of Expenses.

        The Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser. Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

          (a)   all expenses of organizing the Fund;

          (b)   the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described in Section 2);

          (c)   the charges and expenses of bookkeeping, accounting and auditors;

          (d)   brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

          (e)   taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

          (f)    expenses relating to the issuance of Shares of the Fund;

          (g)   expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions;

          (h)   expenses involved in registering and maintaining registrations of the Fund and of its Shares with the New York Stock Exchange;

          (i)    expenses of shareholders' and directors' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders;

          (j)    expenses of preparing and printing prospectuses;

          (k)   compensation and expenses of directors who are not affiliated with the Adviser;

          (l)    if approved by the Fund's Board of Directors, compensation and expenses of the Fund's chief compliance officer and expenses associated with the Fund's compliance program;

          (m)  charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's organization and financial structure and relations with its shareholders, issuance of Shares of the Fund and registration and qualification of Shares under federal, state and other laws;

          (n)   the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

          (o)   insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Adviser;

          (p)   expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

          (q)   interest payable on Fund borrowings;

          (r)   such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto;

          (s)   expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

          (t)    all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund.

        SECTION 4.    Advisory Fee.

          (a)   The Fund hereby agrees to compensate the Adviser for its services and its related expenses a monthly fee at the annual rate of 0.65% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

          (b)   The Adviser may direct the Fund's administrator or sub-administrator to pay to any sub-adviser a portion of the compensation payable to the Adviser pursuant to Section 4(a) out of the assets of the Fund; provided, however, that in such case the compensation payable to the Adviser hereunder will be reduced by the amount of any compensation paid directly by the Fund to such sub-adviser.

        SECTION 5.    Indemnification.

          (a)   The Fund hereby agrees to indemnify the Adviser and each of the Adviser's partners, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "Disabling Conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing, the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Fund cannot lawfully waive.

          (b)   The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Director, Indemnitee provides the written affirmation referred to above.

          (c)   All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested

  Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

          (d)   Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Fund, regardless of whether such counsel or other person may also be a Director.

          (e)   The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

        SECTION 6.    Relations with Fund.

        Subject to and in accordance with the organizational documents of the Adviser and the Fund, as well as their policies and procedures and codes of ethics, it is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Adviser (or any successor thereof) are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise, and that the Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

        SECTION 7.    Liability of Adviser.

        The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any Director or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

        SECTION 8.    Duration and Termination of this Agreement.

          (a)    Duration.    This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Fund's Board of Directors, including approval by a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 8(c), so long as such continuance is approved at least annually (a) by either the Fund's Board of Directors or by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b)    Amendment.    No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Fund with the Adviser do not require shareholder approval if approved by the requisite majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund.

          (c)    Termination.    This Agreement may be terminated at any time, without payment of any penalty, by vote of the Fund's Board of Directors, or by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days' nor less than 30 days' prior written notice to the other party.

          (d)    Automatic Termination.    This Agreement shall automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

        SECTION 9.    Services Not Exclusive.

        The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Adviser provides administrative or other, non-investment advisory services to the Fund, and the Adviser may be compensated for such other services.

        SECTION 10.    Notices.

        Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

        SECTION 11.    Governing Law; Severability; Counterparts.

        This Agreement shall be construed in accordance with the laws of the State of New York, and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

        SECTION 12.    Miscellaneous.

        If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of 60 days' written notice and such notice as is reasonably practicable before consummating the transaction.

        Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[SIGNATURE PAGE TO FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BROOKFIELD INVESTMENT MANAGEMENT INC.
By:
Name:
Title:
HELIOS HIGH YIELD FUND INC.
By:
Name:
Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY HELIOS HIGH YIELD FUND PROXY THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2014 The undersigned, revoking any previously executed proxies, hereby appoints Seth Gelman and Jonathan Tyras, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of beneficial interest of the Fund that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Helios High Yield Fund (the “Fund”) to be held at 250 Vesey Street, 15th Floor, New York, NY 10281-1023 on January 31, 2014, at 8:00 a.m., Eastern time, and at any and all adjournments thereof. Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged. VOTE VIA THE INTERNET: [ ] VOTE VIA THE TELEPHONE: 1-877-896-3191 PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. Signature(s) VOTE ON THE INTERNET Log on to: [ ] VOTE BY PHONE Call 1-877-896-3191 Follow the recorded instructions VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 250 Vesey Street, 15th Floor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2014. You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card by visiting the following Web site: www.brookfieldim.com PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY Please detach at perforation before mailing. This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposals no specification is made, this proxy will be voted in favor of the proposals and in the direction of the above-named proxies as to any other matter that may properly come before the Special Meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1-9. PLEASE MARK VOTE AS IN THIS EXAMPLE: To consider and vote upon: 1. An Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Maryland corporation (Proposal 1). FOR AGAINST ABSTAIN 2. A charter and bylaw provision regarding the vote reuired to elect a director (Proposal 2). FOR AGAINST ABSTAIN 3. A charter provision regarding the vote required to remove a director (Proposal 3). FOR AGAINST ABSTAIN 4. A charter provision regarding the vote required for certain extraordinary transactions ( Proposal 4). FOR AGAINST ABSTAIN 5. A charter provision regarding the vote required for certain amendments to the charter (Proposal 5). FOR AGAINST ABSTAIN 6. A charter and bylaw provision regarding amendments to the bylaws (Proposal 6). FOR AGAINST ABSTAIN 7. A bylaw provision regarding a shareholder’s right to call a special meeting (Proposal 7). FOR AGAINST ABSTAIN 8. A bylaw provision regarding advance notice for shareholder nomimees for director and other shareholder proposals (Proposal 8). FOR AGAINST ABSTAIN 9. A new investment advisory agreement between the Fund and Brookfield Investment Management Inc. (Proposal 9). FOR AGAINST ABSTAIN 10. Any other business that may properly come before the meeting or any adjournments thereof. YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.